UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23384

Eagle Point Income Company Inc.

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders

The Annual Report to stockholders of Eagle Point Income Company Inc. (the “Company”) for the year ended December 31, 2023 is filed herewith.

2023 STOCKHOLDER LETTER AND ANNUAL REPORT

NYSE:EIC

Eagle Point Income Company Inc.

Annual Report – December 31, 2023

LETTER TO STOCKHOLDERS AND MANAGEMENT DISCUSSION OF COMPANY PERFORMANCE

February 22, 2024

Dear Fellow Stockholders:

We are pleased to provide you with the enclosed report of Eagle Point Income Company Inc. (“we,” “us,” “our” or the “Company”) for the fiscal year ended December 31, 2023.

The primary investment objective of the Company is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in junior debt tranches of collateralized loan obligations (“CLOs”) rated BB – including those rated BB+, BB or BB- – or their equivalent. In addition, the Company may invest up to 35% of its total assets in CLO equity securities and other securities and instruments that are consistent with our investment objectives.

The Company benefits from the specialized investment experience of Eagle Point Income Management LLC (“Eagle Point” or the “Adviser”), which applies its proprietary, private markets-style investment process to CLO investing. This process seeks to maximize returns while mitigating risks. We believe the scale and experience of our Adviser and its affiliates in CLO investing provides the Company with meaningful advantages.

The Company had an excellent 2023. The rising interest rate environment during the year was materially positive for our portfolio of mostly floating-rate CLO junior debt securities. For the year ended December 31, 2023, the Company had an increase in net assets resulting from operations (inclusive of unrealized mark-to-market gains) of $29.3 million, or $3.21 per weighted average common share.1 This represents a GAAP ROE of 25.93% during the year.2 From December 31, 2022 through December 31, 2023, the Company’s net asset value (“NAV”) per common share increased by 11% to $14.39 from $12.91.

As a result of our strong 2023 performance, the Company increased its monthly common distribution from $0.14 per share at the end of 2022 to $0.18 per share at the end of 2023. Additionally, the Company was pleased to increase its monthly common distribution again to $0.20 per share beginning in January 2024.

During 2023, we:

●	Generated strong GAAP net investment income (“NII”) less realized capital losses of $1.90 per weighted average common share in 2023. Excluding non-recurring items related to securities offerings and incurring Federal excise tax on our spillover income, our income of $2.08 per weighted average common share would have been above the $1.98 per share in regular monthly common distributions paid during the year.

●	Increased our common distribution twice during the year to $0.18 per share. In addition, the Company declared an additional increase in our monthly common

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

distribution to $0.20 per share beginning in January 2024. Our current monthly distribution rate is equal to 250% of what was paid during the first quarter of 2021.

●	Significantly increased recurring cash flows for the year to $29.0 million, or $3.17 per weighted average common share. This compares to recurring cash flows of $21.0 million, or $2.97 per weighted average common share, collected during 2022. Recurring cash flows received in 2023 exceeded our total expenses and regular common distributions by $0.17 per weighted average common share.

●	Strengthened our balance sheet by issuing $34.3 million of 7.75% Series B Term Preferred Stock due in 2028 (the “Series B Term Preferred Stock”), with proceeds deployed opportunistically into new CLO debt and equity investments, as well as raising $42.5 million of additional common equity through our at-the-market (“ATM”) program and committed equity finance arrangement at a premium to NAV.

While CLO junior debt remains a significant majority of the Company’s portfolio, the CLO equity exposure continued to help enhance the Company’s earnings ability. We believe CLOs, with their strong structural protections and self-correcting mechanisms, are well-positioned to weather periods of market volatility. In our view, the performance of our portfolio through volatility has demonstrated the resilience of the Company’s investment strategy.

Our portfolio’s strong performance in 2023 allowed the Company to pay cash distributions to shareholders of $1.98 per share, or 14.01% of our average stock price.

As of January 31, 2024, management’s unaudited estimate of the range of the Company’s NAV per common share was between $14.94 and $15.04. The midpoint of this range represents an increase of 4.2% compared to the NAV per common share as of December 31, 2023. As of February 15, 2024, we have $26.6 million in cash and available borrowing capacity on our balance sheet.

Company Overview

Common Stock

The Company’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “EIC.” As of December 31, 2023, the NAV per share of the Company’s common stock was $14.39. The trading price of our common stock may, and often does, differ from NAV per share. The closing price per share of our common stock was $14.57 on December 29, 2023, representing a 1.25% premium to NAV per share as of year end.3

In connection with our at-the-market offering program and committed equity financing arrangement, the Company sold 3.1 million shares of common stock during the year for total net proceeds to the Company of approximately $42.5 million. The common stock issuance resulted in NAV accretion of $0.13 per share.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

During 2023, through our usage of the ATM and committed equity financing programs, as well as the growth of our portfolio, we saw a significant enhancement in the liquidity of the Company’s common stock as the year progressed. This was evidenced by the increased average daily trading volume during the fourth quarter of 2023, which was nearly double the fourth quarter of 2022. With approximately 11 million outstanding common shares as of the end of 2023, the Company’s market cap as of December 31, 2023 of approximately $160 million was more than 40% greater than where it stood at the end of 2022.

The Company declared and paid nine monthly distributions of $0.16 per share of common stock from January 2023 through September 2023, and three monthly distributions of $0.18 per share of common stock from October 2023 through December 2023. The Company paid a total of $1.98 per common share of monthly distributions during 2023. Please note that the actual frequency, components and amount of such distributions are subject to variation over time.

At year-end, a shareholder who purchased common stock as part of our initial public offering (“IPO”) in July 2019 has received total cash distributions of $7.02 per share, over 35% of the IPO price. A portion of these distributions was comprised of a return of capital.4

As of January 31, 2024, the closing price per share of common stock was $15.42, reflecting a premium of 2.87% compared to the midpoint of management’s unaudited and estimated NAV range of $14.94 to $15.04 as of January month-end.

We also highlight the Company’s dividend reinvestment plan (“DRIP”) for common stockholders. This plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If the prevailing market price of our common stock exceeds our NAV per share, such reinvestment is at a discount (up to 5%) to the prevailing market price. If the prevailing market price of our common stock is less than our NAV per share, such reinvestment is at the prevailing market price, subject to the terms in the DRIP. We encourage all common stockholders to carefully review the terms of the plan. See “Dividend Reinvestment Plan” in the enclosed report.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

Financing Solutions

In addition to our common stock, the Company has two preferred equity securities which trade on the NYSE, summarized below:

Security	NYSE Symbol	Par Amount Outstanding	Rate	Payment Frequency	Callable	Maturity
5.00% Series A Term Preferred Stock due 2026	EICA	$38.0 million	5.00%	Monthly	Callable	October 2026
7.75% Series B Term Preferred Stock due 2028	EICB	$34.3 million	7.75%	Monthly	July 2025	July 2028

The weighted average maturity on our preferred stock as of December 31, 2023 was approximately 3.7 years. In addition, all of our preferred stock financing is fixed rate, providing us with certainty in a dynamic rate environment.

As of December 31, 2023, we had $14.5 million in outstanding borrowings from the Company’s $25 million revolving credit facility. This, coupled with our preferred stock, represented leverage of 36% of total assets (less current liabilities). Over the long term, management expects the Company to operate under normal market conditions generally with leverage of between 25% and 35% of total assets (less current liabilities). Based on applicable market conditions at any given time, or should significant opportunities present themselves, the Company may incur leverage in excess of this amount, subject to applicable regulatory and contractual limits.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

Portfolio Overview

2023 Portfolio Update

The secondary market was a key focus for our Adviser throughout 2023, as CLO secondary levels offered material discounts compared to most CLO primary opportunities. The Company benefited from an elevated rate environment as the base rates for floating rate CLO debt investments reached the highest levels observed in well over 15 years. As CLO prices appreciated throughout the year, the convexity in our CLO debt portfolio contributed significantly to the appreciation of the Company’s investments.

For the year ended December 31, 2023, the Company deployed $83.5 million in gross capital into CLO debt, CLO equity and other investments. The CLO debt had a weighted average expected yield (to maturity) of 12.47% at the time of purchase, while the CLO equity had a weighted average expected yield of 23.83% at the time of purchase.5 With essentially all of our CLO debt purchased at discounts, and due to the callable nature of most CLO debt tranches, there is potential for higher returns than the yield to maturity for most of those investments.

As of December 31, 2023, we had 91 CLO investments in our portfolio, the large majority of which are BB-rated (or the equivalent) CLO junior debt. At year-end, the weighted average effective yield on the aggregate portfolio of CLO debt and equity investments was 13.29%, based on amortized cost. This compares to 12.82% as of December 31, 2022.

During 2023, the Company received recurring cash flows of $29.0 million, or $3.17 per weighted average common share. This was a significant increase compared to our 2022 recurring cash flows, which totaled $21.0 million, or $2.97 per weighted average common share. Recurring cash flows received in 2023 exceeded total expenses and our regular common distribution by $0.17 per weighted average common share.

Included within the enclosed report, you will find detailed portfolio information, including certain look-through information related to the underlying collateral characteristics of the CLO investments that we held as of December 31, 2023.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

Market Overview6

Loan Market

Despite a few periods of considerable volatility in 2023, the broadly syndicated loans (“BSL”) market capped off its strongest year since 2009. The Credit Suisse Leverage Loan Index7 (“CSLLI”) recorded a total return of 13.04% in 2023. Firming BSL prices, higher floating rate coupons, and below average loan default levels drove performance through most of the year, as demand from investors seeking yields amidst the higher-for-longer environment overshadowed intermittent risk-off periods during the year. From November into year-end, economic data pointed investors towards a “soft landing” – or even “no landing” – scenario, igniting a broad rally across debt markets, including broadly syndicated loans and CLOs.

Average BSL prices finished 2023 at 95.32. This is an increase from 91.89 at the beginning of the year, but still below pre-Ukraine war levels. As such, with a significant share of high-quality issuers still trading at discounted prices, we believe this represents a path to further upside. Additionally, markets like these allow CLO collateral managers to improve underlying loan portfolios through relative value swaps.

The trailing 12-month average default rate ended 2023 at 1.53%. This compares to 0.72% for 2022 but remains comfortably below the long-term average of 2.70%.8 The Fund’s underlying portfolio has a materially lower default exposure at only 0.55%. According to JP Morgan, default activity for December 2023 was the lowest since October 2022, highlighting that while higher costs are impacting many BSL issuers, their fundamentals are holding up well. Indeed, third quarter earnings show continued growth in issuers’ revenue and EBITDA, helping to offset the effects of rising rates.

Refinancing activity by BSL issuers increased on a year-over-year basis, accounting for over 58% of 2023’s new supply volume, compared to 26% in 2022. The 12-month trailing loan repayment rate increased to nearly 17.6% in December, its highest monthly level for the year. With only 7% of the outstanding loan market at year-end set to mature prior to 2026, the often-feared maturity wall has been pushed out: debt coming due in 2025 was cut down by 58% in 2023 to $83.1 billion, and 2026 maturities were reduced by 26% to $175 billion. Only 7.7% of the loan portfolios underlying our CLO equity positions mature prior to 2026.

For 2023, mutual funds and ETFs investing in U.S. leveraged loans experienced net outflows of $17 billion, compared to net outflows of $13 billion in 2022.9 The high-yield mutual fund/ETF market, by comparison, recorded $7 billion of net outflows in 2023 after recording $49 billion of net outflows in 2022. While these are significant sums of money, they represent a small fraction of the overall $1.4 trillion BSL market.

A notable dynamic that picked up steam during the second half of the year was the trend of stressed BSLs being prepaid and refinanced into new facilities from private credit funds and business development companies (“BDCs”). Due to the sheer amount of capital raised for private credit, we even saw CCC-rated loans getting paid off at par as companies refinanced their BSL debt in the private credit market. The prepayment of CCC-rated loans allows reinvesting CLOs

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

to redeploy capital into higher quality discounted loan issues. This has been a good trend for CLOs and if it continues into 2024, as we expect, the potential reduction of tail risk is net positive for CLOs. Overall, private credit managers refinanced around $16 billion of BSLs in 2023, according to LCD Pitchbook.

CLO Market

The CLO market saw $116 billion of new CLO issuance in 2023, according to LCD Pitchbook. Wide liability spreads and a generally unattractive CLO equity arbitrage did little to deter the less economically sensitive captive CLO funds from issuing CLOs. We believe due to the misalignment of incentive, many CLO issuers with captive CLO funds are willing to accept suboptimal CLO equity returns in order to generate new fee streams for themselves. Of the 208 new BSL CLOs issued during the year, we estimate over 80% were supported by captive CLO funds, while economically sensitive investors like our Adviser focused on the attractive opportunities in the secondary market.

CLO refinancing and reset volumes declined in 2023. Of the $24.6 billion in refinancings and resets across 57 transactions in 2023, $14.7 billion occurred in the last three months of the year, per LCD Pitchbook data, as CLO debt spreads tightened with the year-end rally.

By the end of 2023, CLO BB discount margins averaged approximately 783 basis points over the secured overnight financing rate (“SOFR”), a tightening of 148 basis points since the end of 2022. With average CLO BB prices at 92.5 points, we believe there continues to be further upside to the Company’s portfolio.

Additional Information

In addition to the Company’s regulatory requirement to file certain quarterly and annual portfolio information as described further in the enclosed report, the Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointincome.com). This information includes (1) an estimated range of the Company’s NII and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of the Company’s NAV per share of common stock, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses per share for the applicable quarter, if available.

Subsequent Developments

Management’s unaudited estimate of the range of the Company’s NAV per share of common stock was between $14.94 and $15.04 as of January 31, 2024. The midpoint of this range

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

represents an increase of 4.2% compared to the NAV per common share as of December 31, 2023.

On January 31, 2024, the Company paid a monthly distribution of $0.20 per common share to stockholders of record on January 11, 2024. Additionally, and as previously announced, the Company declared distributions of $0.20 per share of common stock payable on each of February 29, 2024 and March 28, 2024 to holders of record on February 9, 2024 and March 8, 2024, respectively. Additionally, on February 13, 2024, the Company declared three separate distributions of $0.20 per share on its common stock. The distributions are payable on each of April 30, 2024, May 31, 2024 and June 28, 2024 to holders of record as of April 10, 2024, May 13, 2024 and June 10, 2024, respectively.

On January 31, 2024, the Company paid a monthly distribution of $0.104167 per share of the Company’s 5.00% Series A Term Preferred Stock due 2026 (the “Series A Term Preferred Stock”) to holders of record on January 11, 2024. Additionally, and as previously announced, the Company declared distributions of $0.104167 per share on Series A Term Preferred Stock, payable on each of February 29, 2024 and March 28, 2024 to holders of record on February 9, 2024 and March 8, 2024, respectively. Additionally, on February 13, 2024, the Company declared three separate distributions of $0.104167 per share on its Series A Preferred Stock. The distributions are payable on each of April 30, 2024, May 31, 2024 and June 28, 2024 to holders of record as of April 10, 2024, May 13, 2024 and June 10, 2024, respectively.

On January 31, 2024, the Company paid a monthly distribution of $0.161459 per share of the Company’s Series B Term Preferred Stock to holders of record on January 11, 2024. Additionally, and as previously announced, the Company declared distributions of $0.161459 per share on Series B Term Preferred Stock, payable on each of February 29, 2024 and March 28, 2024 to holders of record on February 9, 2024 and March 8, 2024, respectively. Additionally, on February 13, 2024, the Company declared three separate distributions of $0.161459 per share on its Series B Preferred Stock. The distributions are payable on each of April 30, 2024, May 31, 2024 and June 28, 2024 to holders of record as of April 10, 2024, May 13, 2024 and June 10, 2024, respectively.

In the period from January 1, 2024 through February 15, 2024, the Company received cash distributions on its investment portfolio of $10.3 million. During that same period, the Company made net new investments totaling $8.9 million. As of February 15, 2024, the Company had $26.6 million of cash available for investment, inclusive of undrawn amounts on our revolving credit facility.

* * * * *

Management remains keenly focused on continuing to create value for our stockholders. We appreciate the trust and confidence our fellow stockholders have placed in the Company.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

Thomas Majewski

Chairman and Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance during the twelve months ended December 31, 2023. The views and opinions in this letter were current as of February 15, 2024. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

ABOUT OUR ADVISER

Eagle Point Income Management LLC is a specialist asset manager focused exclusively on investing in CLO securities and related investments. As of December 31, 2023, our Adviser has approximately $9.1 billion of assets under management (inclusive of undrawn capital commitments).10

Notes

[1]	“Weighted average common share” is calculated based on the average daily number of shares of common stock outstanding during the period and “per common share” refers to per share of the Company’s common stock.

[2]	Return on our common equity reflects the Company’s cumulative monthly performance net of applicable expenses and fees measured against beginning capital adjusted for any common equity issued during the period.

[3]	An investment company trades at a premium when the market price at which its common shares trade is more than its net asset value per common share. Alternatively, an investment company trades at a discount when the market price at which its common shares trade is less than its net asset value per common share.

[4]	To date, a portion of common stock distributions has been estimated to be a return of capital as noted under the Tax Information section on the Company’s website. The actual components of the Company's distributions for U.S. tax reporting purposes can only be finally determined as of the end of each fiscal year of the Company and are thereafter reported on Form 1099-DIV. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company’s investment performance and should not be confused with “yield” or “income”. Future distributions may consist of a return of capital. Not a guarantee of future distributions or yield.

[5]	Weighted average effective yield is based on an investment’s amortized cost and expected future cash flows whereas weighted average expected yield is based on an investment’s fair market value and expected future cash flows as of the applicable period end as disclosed in the Company’s financial statements, which is subject to change from period to period.

[6]	JPMorgan Chase & Co.; S&P Capital IQ; Pitchbook LCD; Credit Suisse

[7]	The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

[8]	“Par-weighted default rate” represents the rate of obligors who fail to remain current on their loans based on the par amount.

[9]	JPMorgan Chase & Co. North American Credit Research – JPM High Yield and Leveraged Loan Research (cumulative 2023 reports).

[10]	Calculated in the aggregate with its affiliate Eagle Point Credit Management LLC and certain other affiliated advisers.

Past performance is not indicative of, or a guarantee of, future performance.

Page Intentionally Left Blank

Important Information about this Report and Eagle Point Income Company Inc.

This report is transmitted to the stockholders of Eagle Point Income Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Income Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of December 31, 2023. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Eagle Point Income Company Inc.

The following information in this annual report is a summary of certain changes during the fiscal year ended December 31, 2023. This information may not reflect all of the changes that have occurred since you purchased shares of our common stock.

During the applicable period, there have been: (i) no material changes to the Company’s investment objectives and policies that have not been approved by shareholders, (ii) no material changes to the Company’s principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Company; and (iv) no changes to the Company’s charter or bylaws that would delay or prevent a change of control of the Company.

Investment Objectives and Strategies

We are an externally managed, diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” beginning with our tax year ended December 31, 2018. We were formed on September 28, 2018 as EP Income Company LLC, a Delaware limited liability company, and converted into a Delaware corporation on October 16, 2018.

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in junior debt tranches of CLOs, that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We focus on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent) by Moody’s Investors Service, Inc., or “Moody’s,” Standard & Poor’s, or “S&P,” or Fitch Ratings, Inc., or “Fitch,” and/or other applicable nationally recognized statistical rating organizations. We may also invest in other junior debt tranches of CLOs, loan accumulation facilities, senior debt tranches of CLOs and other related securities and instruments, including synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions. In addition, we may invest up to 35% of our total assets (at the time of investment) in CLO equity securities. We expect our investments in CLO equity securities to primarily reflect minority ownership positions. We may also invest in other securities and instruments that the Adviser believes are consistent with our investment objectives such as securities issued by other securitization vehicles, such as collateralized bond obligations or “CBOs”. The amount that we will invest in other securities and instruments, which may include investments in debt and other securities issued by CLOs collateralized by non-U.S. loans or securities of other collective investment vehicles, will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Adviser’s assessment of prevailing market conditions. The CLO securities in which we primarily seek to invest are rated below investment grade or, in the case of CLO equity securities, are unrated and are considered speculative with respect to timely payment of interest and repayment of principal. Below investment grade and unrated securities are also sometimes referred to as “junk” securities.

These investment objectives are not fundamental policies of ours and may be changed by our board of directors without prior approval of our stockholders.

Investment Restrictions

Our investment objectives and our investment policies and strategies, except for the eight investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the board of directors without stockholder approval.

The following eight investment restrictions are designated as fundamental policies and, as such, cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

1.	We may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

2.	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

3.	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

4.	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

5.	We may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans by us;

6.	We may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

7.	We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of industries except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a CLO, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry or group of industries (if any) of the underlying or reference security, instrument or asset; and

8.	We may not engage in short sales, purchases on margin, or the writing of put or call options, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our board of directors to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Whenever an investment policy or investment restriction set forth in this report or in our prospectus states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

Use of Leverage and Leverage Risks

The use of leverage, whether directly through borrowing under a revolving credit facility with BNP Paribas (the “Credit Facility”) or the issuance of the Series A Term Preferred Stock and Series B Term Preferred Stock, or indirectly through investments such as CLO junior debt and equity securities that inherently involve leverage, may magnify our risk of loss. CLO junior debt and equity securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which we invest are subject to a higher degree of loss since the use of leverage magnifies losses.

We have incurred leverage by issuing preferred stock and incurring indebtedness for borrowed money. We may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, additional shares of preferred stock, debt securities and other structures and instruments, in significant amounts and on terms that the Adviser and our board of directors deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured. The more leverage we employ, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.

The following table is intended to illustrate the effect of the use of direct leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	-19.24%	-11.49%	-3.74%	4.01%	11.76%

(1)	Assumes (i) $269.6 million in pro forma total assets as of December 31, 2023 (adjusted to reflect (i) the issuance in the Company’s “at-the-market” offering of 1.1 million shares of our common stock and 45,322 shares of our Series B Preferred Stock from January 1, 2024 through February 15, 2024, yielding net proceeds to the Company of approximately $16.9 million; (ii) the hypothetical borrowings of the full $25,000,000 available under the BNP Credit Facility) (ii) $174.0 million in pro forma net assets as of December 31, 2023 (adjusted to reflect the issuances and borrowings described above); and (iii) an annualized average interest rate on our indebtedness and preferred equity, as of December 31, 2023 (adjusted to reflect the issuances and borrowings described above), of 6.60%.

Based on our assumed leverage described above, our investment portfolio would have been required to experience an annual return of at least 2.41% to cover annual interest payments on our outstanding indebtedness and preferred equity.

Principal Risk Factors

For a description of the principal risk factors associated with an investment in the Company, please refer to Note 3 to the Financial Statements, “Investments – Investment Risk Factors”).

Additional Information

The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointincome.com). This information includes (1) an estimated range of the Company’s net investment income (“NII”) and realized capital gains or losses per weighted average share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses for the applicable quarter, if available.

Information contained on our website is not incorporated by reference into this Annual Report and you should not consider information contained on our website to be part of this Annual Report or any other report we file with the SEC.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Performance Data1,2

The following graph shows the market price performance of a $10,000 investment in the Company’s common shares for the period from October 16, 2018 (inception) through December 31, 2023. The performance calculation assumes the purchase of Company shares at net asset value for the beginning of the period (prior to the Company’s public listing) and the sale of Company shares at the market price at the end of the period. Ending value for each year are as of December 31 of the applicable year. As the Company’s IPO occurred in July 2019, the value used for the Company’s performance as of December 31, 2018 reflects the Company’s then-current net asset value per share. For comparative purposes, the performance of a relevant third-party securities market index, the S&P BDC Index, is shown. Distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan. The performance does not reflect brokerage commissions in connection with the purchase or sale of Company shares, which if included would lower the performance shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Company distributions or the sale of Company shares.

Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than the data shown.

Value of $10,000 Invested

	Average Annualized Total Return			Cumulative Returns
	1 year	5 year	Since Inception	Since Inception
EIC	21.37%	5.09%	3.09%	17.16%
S&P BDC Index	27.58%	13.16%	10.31%	66.63%

Summary of Certain Unaudited Portfolio Characteristics

The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO”, investments held by the Company as of December 31, 2023 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2023 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Summary of Portfolio Investments (as of 12/31/2023)[3]

Cash and Borrowing Capacity: $11.4 million[3]

Summary of Underlying Portfolio Characteristics (as of 12/31/2023)[4]
Number of Unique Underlying Loan Obligors	1,419
Largest Exposure to an Individual Obligor	0.73%
Average Individual Loan Obligor Exposure	0.07%
Top 10 Loan Obligors Exposure	5.57%
Currency: USD Exposure	100.00%
Indirect Exposure to Senior Secured Loans[5]	97.59%
Weighted Average OC Cushion Senior to the Security[6]	4.34%
Weighted Average Market Value of Loan Collateral	96.25%
Weighted Average Stated Loan Spread	3.76%
Weighted Average Loan Rating[7]	B+/B
Weighted Average Loan Maturity	4.2 years
Weighted Average Remaining CLO Reinvestment Period	1.2 years

Top 10 Underlying Obligors[4]

Obligor	% of Total
Asurion	0.7%
Numericable	0.6%
Cablevision	0.6%
Ineos	0.6%
Medline Industries	0.6%
Virgin Media	0.5%
Athenahealth	0.5%
Centurylink	0.5%
Transdigm	0.5%
Ultimate Software Group	0.5%
Total	5.6%
Top 10 Industries of Underlying Obligors[4,8,9]

Industry	% of Total
Technology: Software & Services	11.1%
Media	6.5%
Health Care Providers & Services	5.6%
Hotels, Restaurants & Leisure	4.3%
Diversified Telecommunications Services	4.0%
Commercial Services & Supplies	3.9%
Diversified Financial Services	3.8%
Insurance	3.4%
Chemicals	3.2%
Technology: Hardware & Equipment	3.0%
Total	48.8%

Rating Distribution of Underlying Obligors[4,7]

Maturity Distribution of Underlying Obligors[4]

Notes

[1]	Based on the market price. Prices for October 16, 2018 (inception date) and December 31, 2018 represent the Net Asset Value (“NAV”) per share.

[2]	The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index. The indices shown herein have not been selected to represent a benchmark for a strategy’s performance, but are instead disclosed to allow for comparison of the Company’s returns to that of known, recognized and/or similar indices. The S&P BDC Index is intended to measure the performance of all Business Development Companies (BDCs) that are listed on the NYSE or NASDAQ and satisfy market capitalization and other eligibility requirements. Although EIC is not a BDC, BDCs generally invest in high yielding credit investments, as does EIC. In addition, similar to EIC, BDCs generally elect to be classified as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended, which generally requires an investment company to distribute its taxable income to shareholders.

[3]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions as of December 31, 2023. Cash and borrowing capacity represents cash net of pending trade settlements and includes available capacity on the Company’s credit facility as of December 31, 2023. Borrowings under the credit facility are subject to applicable regulatory and contractual limits.

[4]	The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO,” and other related investments held by the Company as of December 31, 2023 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2023 and from custody statements and/or other information received from CLO collateral managers and other third-party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, December 2023 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of December 31, 2023 and this data may not be representative of current or future holdings. The Weighted Average Remaining Reinvestment Period information is based on the fair value of CLO equity and debt investments held by the Company at the end of the reporting period.

[5]	Data represents aggregate indirect exposure. We obtain exposure in underlying senior secured loans indirectly through our CLO and related investments.

[6]	The weighted average OC cushion senior to the security is calculated using the BBB OC cushion for all BB-rated CLO debt securities in the portfolio and the BB OC cushion for all other securities in the portfolio, in each case as held on December 31, 2023.

[7]	Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com).

[8]	Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.

[9]	Certain CLO trustee reports do not provide the industry classification for certain underlying obligors. These obligors are not summarized in the look-through industry data shown; if they were reflected, they would represent 7.2%.

Fees and Expenses (unaudited)

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of the Company’s common stock will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are estimated based on historical fees and expenses incurred by the Company, as appropriate. In addition, such amounts are based on the Company’s pro forma assets as of December 31, 2023, which have been adjusted to reflect (i) the issuance in the Company’s “at-the-market” offering of 1.1 million shares of our common stock and 45,322 shares of our Series B Preferred Stock from January 1, 2024 through February 15, 2024, yielding net proceeds to the Company of approximately $16.9 million; (ii) the hypothetical borrowings of the full $25,000,000 available under the BNP Credit Facility, which would mean that the Company’s adjusted total assets are assumed to equal approximately $269.6 million. As of December 31, 2023, and pro forma for the issuances and assumed borrowings described above (excluding any regular monthly distributions paid after December 31, 2023), the Company’s leverage represented approximately 36.7% of the Company’s total assets (less current liabilities). Such expenses, and actual leverage incurred by the Company, may vary in the future. Whenever this report (or other Company disclosures, including the Company’s prospectus) contain a reference to fees or expenses paid by the Company, the Company’s common stockholders will indirectly bear such fees or expenses.

Stockholder Transaction Expenses (as a percentage of the offering price):
Sales load	—%(1)
Offering expenses borne by the Company	—%(2)
Dividend reinvestment plan expenses	Up to $15(3)
Total stockholder transaction expenses	—%

Annual Expenses (as a percentage of net assets attributable to common stock):
Management fee	1.94%(4)
Interest payments on borrowed funds	3.74%(5)
Other expenses	1.49%(6)
Total annual expenses	7.17%

(1)	In the event that the Company sells its securities publicly through underwriters or agents, the related prospectus supplement will disclose the applicable sales load.

(2)	In the event that the Company sells its securities publicly through underwriters or agents, the related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on the Company’s behalf), the offering price and the offering expenses borne by the Company as a percentage of the offering price.

(3)	The expenses associated with the dividend reinvestment plan are included in “Other expenses.” If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.07 per share brokerage commission from the proceeds. See the section “Dividend Reinvestment Plan,” below.
(4)	The Company has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a management fee at an annual rate of 1.25% which is calculated monthly based the Company’s Managed Assets at the end of each calendar month and payable quarterly in arrears. “Managed Assets” means the Company’s total assets (including assets attributable to the use of leverage) minus the sum of accrued liabilities (other than liabilities incurred for the purpose of creating leverage). Because Managed Assets include the Company’s use of leverage, they will typically be greater than the Company’s net assets. The management fee referenced in the table above is based on Managed Assets as of December 31, 2023 and assumes the pro forma effect of (i) the issuance in the Company’s “at-the-market” offering of 1.1 million shares of our common stock and 45,322 shares of our Series B Preferred Stock from January 1, 2024 through February 15, 2024, yielding net proceeds to the Company of approximately $16.9 million; (ii) the hypothetical borrowings of the full $25,000,000 available under the BNP Credit Facility, which would mean that the Company’s adjusted total assets are assumed to equal approximately $269.6 million. These management fees are indirectly borne by holders of the Company’s common stock and are not borne by the holders of preferred stock, if any, or the holders of any other securities that the Company may issue. See “The Adviser and the Administrator — Investment Advisory Agreement — Management” in the Company’s prospectus for additional information regarding the calculation of the management fee.

(5)	“Interest payments on borrowed funds” represents the Company’s annualized interest expense and includes dividends payable on the Series A Term Preferred Stock and Series B Term Preferred Stock, outstanding on December 31, 2023, and includes the pro forma effect of the Series B Preferred Stock issuance and assumed borrowings under the BNP Credit Facility described above, which, in the aggregate, have a weighted average interest rate of 6.60% per annum. The Company may issue additional shares of preferred stock. In the event that the Company were to issue additional shares of preferred stock, the Company’s borrowing costs, and correspondingly its total annual expenses, including, in the case of such preferred stock, the base management fee as a percentage of the Company’s managed assets attributable to common stock, would increase.
(6)	“Other expenses” includes the Company’s overhead expenses, including payments under the Administration Agreement based on the Company’s allocable portion of overhead and other expenses incurred by Eagle Point Administration LLC (“Eagle Point Administration”), the administrator to the Company and an affiliate of the Adviser, and payment of fees in connection with outsourced administrative functions, and are based on the actual amounts for the 2023 fiscal year. See “Related Party Transactions — Administrator” in the Notes to the Financial Statements. “Other expenses” also includes the ongoing administrative expenses to the independent accountants and legal counsel of the Company, compensation of independent directors, and cost and expenses relating to rating agencies.

Example

The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expenses that you would pay, directly or indirectly, on a $1,000 investment in shares of the Company’s common stock for the time periods indicated, assuming (1) total annual expenses of 7.17% of net assets attributable to the Company’s common stock and (2) a 5% annual return*:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$72	$210	$343	$651

* The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The example assumes that the estimated “other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. The Company’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Consolidated Financial Statements for the Year Ended
December 31, 2023 (Audited)

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statement of Assets and Liabilities

As of December 31, 2023

(expressed in U.S. dollars)

ASSETS
Investments, at fair value (cost $254,810,654)	$234,917,292
Cash and cash equivalents	944,060
Interest receivable	6,895,878
Receivable for shares of common stock issued pursuant to the Company's dividend reinvestment plan	144,528
Excise tax refund receivable	55,413
Prepaid expenses	770,872
Total Assets	243,728,043

LIABILITIES
5.00% Series A Term Preferred Stock due 2026, at fair value under the fair value option (1,521,649 shares outstanding) (Note 6)	35,241,087

7.75% Series B Term Preferred Stock due 2028, at fair value under the fair value option (1,372,482 shares outstanding) (Note 6)	34,243,289
Unamortized share issuance premium associated with 7.75% Series B Term Preferred Stock due 2028	2,932
7.75% Series B Term Preferred Stock due 2028, at fair value, plus associated unamortized share issuance premium	34,246,221

Borrowings under credit facility (less unamortized deferred financing costs of $33,333 (Note 9))	14,486,667
Management fees payable	706,349
Tax expense payable	228,480
Professional fees payable	149,039
Interest expense payable	143,803
Directors' fees payable	127,500
Administration fees payable	127,072
Due to affiliates	28,072
Payable for securities purchased	28,000
Other expenses payable	8,333
Total Liabilities	85,520,623

COMMITMENTS AND CONTINGENCIES (Note 7)

NET ASSETS applicable to 10,997,398 shares of $0.001 par value common stock outstanding	$158,207,420

NET ASSETS consist of:
Paid-in capital (Note 5)	$191,377,889
Aggregate distributable earnings (losses)	(33,604,689)
Accumulated other comprehensive income (loss)	434,220
Total Net Assets	$158,207,420
Net asset value per share of common stock	$14.39

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2023

(expressed in U.S. dollars)

Issuer ⁽¹⁾	Investment Description ⁽²⁾ ⁽³⁾	Acquisition Date ⁽⁴⁾	Principal Amount	Cost	Fair Value ⁽⁵⁾	% of Net Assets
Investments, at fair value
CLO Debt ⁽⁶⁾
Structured Finance
AGL CLO 12 Ltd.	Secured Note - Class E, 11.83%, (3M SOFR + 6.41%, due 07/20/2034)	08/18/2023	$1,500,000	$1,430,634	$1,444,800	0.91%
AMMC CLO 24, Limitted	Secured Note - Class E, 12.25%, (3M SOFR + 6.83%, due 01/20/2035)	07/26/2023	5,000,000	4,664,684	4,788,000	3.03%
AMMC CLO 25, Limitted	Secured Note - Class E, 12.98%, (3M SOFR + 7.59%, due 04/15/2035)	08/08/2023	5,000,000	4,735,950	4,885,500	3.09%
Ares XXXIV CLO Ltd.	Secured Note - Class E-R, 12.51%, (3M SOFR + 7.11%, due 04/17/2033)	08/08/2023	1,517,600	1,370,691	1,411,368	0.89%
Ares XLV CLO Ltd.	Secured Note - Class E, 11.76%, (3M SOFR + 6.36%, due 10/15/2030)	05/30/2019	800,000	790,180	752,960	0.48%
Barings CLO Ltd. 2018-IV	Secured Note - Class E, 11.48%, (3M SOFR + 6.08%, due 10/15/2030)	10/26/2018	840,000	836,476	772,296	0.49%
Battalion CLO XII Ltd.	Secured Note - Class E, 11.72%, (3M SOFR + 6.35%, due 05/17/2031)	10/04/2018	5,060,000	4,921,180	4,460,896	2.82%
Battalion CLO XXI Ltd.	Secured Note - Class E, 12.12%, (3M SOFR + 6.72%, due 07/15/2034)	06/08/2022	5,000,000	4,680,842	4,247,000	2.68%
Black Diamond CLO 2016-1, Ltd.	Secured Note - Class D-R, 11.24%, (3M SOFR + 5.86%, due 04/26/2031)	10/04/2018	1,050,000	1,002,793	900,165	0.57%
Black Diamond CLO 2017-1, Ltd.	Secured Note - Class D, 12.26%, (3M SOFR + 6.86%, due 04/24/2029)	10/04/2018	3,600,000	3,593,415	3,495,960	2.21%
Carlyle US CLO 2017-1, Ltd.	Secured Note - Class D, 11.68%, (3M SOFR + 6.26%, due 04/20/2031)	09/15/2020	2,000,000	1,720,927	1,744,200	1.10%
Carlyle US CLO 2018-1, Ltd.	Secured Note - Class D, 11.43%, (3M SOFR + 6.01%, due 04/20/2031)	10/04/2018	665,000	660,021	602,091	0.38%
Carlyle US CLO 2018-2, Ltd.	Secured Note - Class D, 10.91%, (3M SOFR + 5.51%, due 10/15/2031)	10/04/2018	5,500,000	5,337,175	4,985,750	3.15%
Carlyle US CLO 2019-1, Ltd.	Secured Note - Class D, 12.38%, (3M SOFR + 6.96%, due 04/20/2031)	08/19/2019	3,125,000	2,984,784	2,944,375	1.86%
CIFC Funding 2015-I, Ltd.	Secured Note - Class E-RR, 11.67%, (3M SOFR + 6.26%, due 01/22/2031)	10/04/2018	5,000,000	4,769,385	4,754,000	3.00%
CIFC Funding 2018-II, Ltd.	Secured Note - Class D, 11.53%, (3M SOFR + 6.11%, due 04/20/2031)	10/04/2018	1,225,000	1,196,576	1,181,880	0.75%
CIFC Funding 2018-III, Ltd.	Secured Note - Class E, 11.16%, (3M SOFR + 5.76%, due 07/18/2031)	08/16/2023	4,750,000	4,418,098	4,539,100	2.87%
CIFC Funding 2018-IV, Ltd.	Secured Note - Class E, 13.36%, (3M SOFR + 7.96%, due 10/17/2031)	05/22/2019	2,000,000	1,885,116	1,662,600	1.05%
CIFC Funding 2019-II, Ltd.	Secured Note - Class E-R, 12.25%, (3M SOFR + 6.85%, due 04/17/2034)	08/03/2023	2,650,000	2,603,625	2,650,000	1.68%
CIFC Funding 2019-V, Ltd.	Secured Note - Class D-R, 12.44%, (3M SOFR + 7.04%, due 01/15/2035)	08/03/2023	950,000	933,817	942,020	0.60%
CIFC Funding 2021-III, Ltd.	Secured Note - Class E-1, 12.06%, (3M SOFR + 6.66%, due 07/15/2036)	08/18/2023	3,750,000	3,651,563	3,704,250	2.34%
Cook Park CLO, Ltd.	Secured Note - Class E, 11.06%, (3M SOFR + 5.66%, due 04/17/2030)	10/04/2018	1,250,000	1,203,574	1,068,125	0.68%
Dryden 37 Senior Loan Fund, Ltd.	Secured Note - Class E-R, 10.81%, (3M SOFR + 5.41%, due 01/15/2031)	10/04/2018	500,000	486,553	408,100	0.26%
Eaton Vance CLO 2018-1, Ltd.	Secured Note - Class E, 11.66%, (3M SOFR + 6.26%, due 10/15/2030)	07/26/2023	750,000	661,506	684,525	0.43%
First Eagle BSL CLO 2019-1 Ltd.	Secured Note - Class D, 13.38%, (3M SOFR + 7.96%, due 01/20/2033)	12/17/2019	5,000,000	4,821,748	4,453,000	2.81%
Gilbert Park CLO, Ltd.	Secured Note - Class E, 12.06%, (3M SOFR + 6.66%, due 10/15/2030)	12/19/2023	5,327,000	5,109,772	5,115,518	3.23%
Harbor Park CLO, Ltd.	Secured Note - Class E, 11.28%, (3M SOFR + 5.86%, due 01/20/2031)	08/08/2023	2,250,000	2,125,238	2,167,875	1.37%
KKR CLO 14 Ltd.	Secured Note - Class E-R, 11.81%, (3M SOFR + 6.41%, due 07/15/2031)	12/20/2023	2,700,000	2,575,641	2,575,530	1.63%
KKR CLO 22 Ltd.	Secured Note - Class E, 11.68%, (3M SOFR + 6.26%, due 07/20/2031)	10/27/2021	3,950,000	3,799,266	3,814,120	2.41%
KKR CLO 26 Ltd.	Secured Note - Class E-R, 12.81%, (3M SOFR + 7.41%, due 10/15/2034)	08/08/2023	750,000	714,404	740,925	0.47%
KKR CLO 29 Ltd.	Secured Note - Class F, NM, (3M SOFR + 9.26%, due 01/15/2032)	12/14/2021	589,812	—	—	0.00%
LCM XVIII, L.P.	Secured Note - Class E-R, 11.63%, (3M SOFR + 6.21%, due 04/20/2031)	10/04/2018	600,000	598,753	452,700	0.29%
Madison Park Funding XX, Ltd.	Secured Note - Class E-R, 10.95%, (3M SOFR + 5.56%, due 07/27/2030)	10/20/2023	1,250,000	1,121,821	1,193,750	0.75%
Madison Park Funding XXVII, Ltd.	Secured Note - Class D, 10.68%, (3M SOFR + 5.26%, due 04/20/2030)	10/04/2018	3,050,000	2,883,163	2,857,850	1.81%
Madison Park Funding XLII, Ltd.	Secured Note - Class E, 11.72%, (3M SOFR + 6.31%, due 11/21/2030)	08/15/2019	1,875,000	1,773,839	1,816,313	1.15%
Madison Park Funding LI, Ltd.	Secured Note - Class E, 11.93%, (3M SOFR + 6.53%, due 07/19/2034)	10/28/2021	4,250,000	4,235,377	4,224,075	2.67%
Marathon CLO IX, Ltd.	Secured Note - Class D, 11.71%, (3M SOFR + 6.31%, due 04/15/2029)	10/04/2018	4,050,000	4,013,788	3,200,310	2.02%
Marathon CLO XIII, Ltd.	Secured Note - Class D, 12.64%, (3M SOFR + 7.24%, due 04/15/2032)	06/04/2019	3,500,000	3,370,696	2,850,050	1.80%
Neuberger Berman Loan Advisers CLO 33, Ltd.	Secured Note - Class E-R, 11.91%, (3M SOFR + 6.51%, due 10/16/2033)	07/24/2023	5,000,000	4,683,412	4,790,000	3.03%
OZLM XXI, Ltd.	Secured Note - Class D, 11.22%, (3M SOFR + 5.80%, due 01/20/2031)	10/04/2018	4,150,000	4,079,041	3,708,855	2.34%
Octagon Investment Partners 37, Ltd.	Secured Note - Class D, 11.04%, (3M SOFR + 5.66%, due 07/25/2030)	10/04/2018	2,575,000	2,407,733	2,230,980	1.41%
Octagon Investment Partners 38, Ltd.	Secured Note - Class D, 11.38%, (3M SOFR + 5.96%, due 07/20/2030)	10/04/2018	3,725,000	3,664,389	3,342,070	2.11%
Octagon Investment Partners 39, Ltd.	Secured Note - Class E, 11.43%, (3M SOFR + 6.01%, due 10/20/2030)	10/24/2018	1,550,000	1,500,932	1,434,835	0.91%
Octagon Investment Partners 41, Ltd.	Secured Note - Class E-R, 12.79%, (3M SOFR + 7.39%, due 10/15/2033)	09/24/2021	5,000,000	4,814,028	4,667,500	2.95%
Palmer Square CLO 2018-1, Ltd.	Secured Note - Class D, 10.81%, (3M SOFR + 5.41%, due 04/18/2031)	05/30/2019	1,120,000	1,054,020	1,078,896	0.68%
Pikes Peak CLO 1	Secured Note - Class E, 11.71%, (3M SOFR + 6.31%, due 07/24/2031)	10/28/2021	3,500,000	3,415,309	3,256,750	2.06%
RR 4 Ltd.	Secured Note - Class D, 11.51%, (3M SOFR + 6.11%, due 04/15/2030)	10/28/2021	5,000,000	4,821,740	4,682,500	2.96%
RR 7 Ltd.	Secured Note - Class D-1B, 11.89%, (3M SOFR + 6.50%, due 01/15/2037)	08/10/2023	2,000,000	1,920,000	1,932,600	1.22%
Rockford Tower CLO 2018-1, Ltd.	Secured Note - Class E, 11.48%, (3M SOFR + 6.11%, due 05/20/2031)	09/30/2021	2,250,000	2,197,274	2,027,475	1.28%
Rockford Tower CLO 2018-2, Ltd.	Secured Note - Class E, 11.68%, (3M SOFR + 6.26%, due 10/20/2031)	10/04/2018	5,000,000	4,857,535	4,523,500	2.86%
Rockford Tower CLO 2019-2, Ltd.	Secured Note - Class E, 11.68%, (3M SOFR + 6.31%, due 08/20/2032)	01/13/2021	3,000,000	2,965,466	2,683,200	1.70%
Rockford Tower CLO 2020-1, Ltd.	Secured Note - Class E, 12.58%, (3M SOFR + 7.16%, due 01/20/2032)	12/04/2020	1,600,000	1,575,200	1,544,640	0.98%
Rockford Tower CLO 2021-3, Ltd.	Secured Note - Class E, 12.40%, (3M SOFR + 6.98%, due 10/20/2034)	10/17/2023	900,000	771,075	794,070	0.50%
TCI-Symphony CLO 2016-1 Ltd.	Secured Note - Class E-R2, 12.41%, (3M SOFR + 7.01%, due 10/13/2032)	01/13/2022	3,000,000	3,000,000	2,681,700	1.70%
TICP CLO VIII, Ltd.	Secured Note - Class D-R, 12.38%, (3M SOFR + 6.96%, due 10/20/2034)	07/27/2023	1,000,000	936,667	970,100	0.61%
TICP CLO IX, Ltd.	Secured Note - Class E, 11.28%, (3M SOFR + 5.86%, due 01/20/2031)	08/22/2019	2,500,000	2,379,219	2,464,750	1.56%
TICP CLO XI, Ltd.	Secured Note - Class E, 11.68%, (3M SOFR + 6.26%, due 10/20/2031)	10/29/2021	5,050,000	5,020,338	4,984,350	3.15%
Venture 36 CLO, Limited	Secured Note - Class E, 12.60%, (3M SOFR + 7.18%, due 04/20/2032)	01/21/2021	5,607,455	5,069,880	3,693,631	2.33%
Venture 43 CLO, Limited	Secured Note - Class E, 12.81%, (3M SOFR + 7.41%, due 04/15/2034)	11/02/2021	2,500,000	2,444,228	2,130,250	1.35%
Vibrant CLO VI, Ltd.	Secured Note - Class E, 11.38%, (3M SOFR + 6.01%, due 06/20/2029)	10/04/2018	4,350,000	3,843,656	3,876,720	2.45%
Vibrant CLO VIII, Ltd.	Secured Note - Class D, 11.43%, (3M SOFR + 6.01%, due 01/20/2031)	10/04/2018	1,750,000	1,712,774	1,377,250	0.87%
Wellfleet CLO 2018-1, Ltd.	Secured Note - Class E, 11.16%, (3M SOFR + 5.76%, due 07/17/2031)	10/27/2021	4,025,000	3,889,666	3,240,125	2.05%
Wind River 2014-1 CLO Ltd.	Secured Note - Class E-R, 11.96%, (3M SOFR + 6.56%, due 07/18/2031)	08/16/2021	2,550,000	2,396,744	1,645,515	1.04%
Wind River 2021-3 CLO Ltd.	Secured Note - Class E, 12.28%, (3M SOFR + 6.86%, due 07/20/2033)	10/28/2021	4,500,000	4,328,769	4,056,750	2.56%
York CLO-2 Ltd.	Secured Note - Class E-R, 11.32%, (3M SOFR + 5.91%, due 01/22/2031)	05/16/2019	2,855,000	2,534,215	2,781,627	1.76%
				179,966,381	171,092,616	108.15%
CLO Equity ⁽⁷⁾ ⁽⁸⁾
Structured Finance
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 12.84%, maturity 04/15/2034)	06/08/2021	8,000,000	3,092,978	2,320,191	1.47%
Ares LVIII CLO Ltd.	Subordinated Note (effective yield 16.82%, maturity 01/15/2035)	06/17/2021	4,000,000	2,666,623	2,360,035	1.49%
Bain Capital Credit CLO 2021-2, Limited	Subordinated Note (effective yield 29.67%, maturity 07/16/2034)	08/09/2023	3,250,000	1,726,153	1,821,535	1.15%
Bain Capital Credit CLO 2021-7, Limited	Subordinated Note (effective yield 28.28%, maturity 01/22/2035)	09/05/2023	4,000,000	2,407,456	2,522,224	1.59%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 27.0%, maturity 10/25/2034) ⁽⁹⁾	09/24/2021	5,000,000	3,317,212	3,089,013	1.95%
Barings CLO Ltd. 2021-I	Subordinated Note (effective yield 16.72%, maturity 04/25/2034)	11/03/2021	4,000,000	3,126,732	2,590,010	1.64%
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 16.58%, maturity 01/18/2035)	11/17/2021	5,000,000	3,749,041	2,881,547	1.82%
Boyce Park CLO, Ltd.	Subordinated Note (effective yield 22.80%, maturity 04/21/2035)	09/27/2023	3,000,000	2,154,956	2,162,491	1.37%
Boyce Park CLO, Ltd.	Class M-2 Notes (effective yield 22.80%, maturity 04/21/2035)	09/27/2023	3,214,286	67,051	65,134	0.04%
Carlyle US CLO 2021-2, Ltd.	Subordinated Note (effective yield 14.27%, maturity 04/20/2034)	10/28/2021	3,000,000	2,431,397	1,945,175	1.23%
Carlyle US CLO 2021-5, Ltd.	Subordinated Note (effective yield 14.31%, maturity 07/20/2034)	11/02/2021	5,000,000	3,952,294	3,144,341	1.99%
Carlyle US CLO 2022-2, Ltd.	Subordinated Note (effective yield 21.94%, maturity 04/20/2035)	08/15/2023	5,004,700	3,622,418	3,544,767	2.24%
CIFC Funding 2019-VI, Ltd.	Subordinated Note (effective yield 19.84%, maturity 01/16/2033)	12/02/2019	6,000,000	4,295,701	3,735,027	2.36%
CIFC Funding 2022-IV, Ltd.	Subordinated Note (effective yield 20.19%, maturity 07/16/2035)	10/23/2023	1,100,000	913,000	914,659	0.58%
Clover CLO 2021-2, Ltd.	Subordinated Note (effective yield 21.42%, maturity 07/20/2034)	08/09/2023	2,350,000	1,598,418	1,653,107	1.04%
Elmwood CLO 21 Ltd.	Subordinated Note (effective yield 18.35%, maturity 10/20/2036)	10/26/2023	5,000,000	3,417,500	3,400,776	2.15%
Kings Park CLO, Ltd.	Subordinated Note (effective yield 28.47%, maturity 01/21/2035)	04/27/2023	1,000,000	593,794	650,350	0.41%
KKR CLO 29 Ltd.	Subordinated Note (effective yield 18.49%, maturity 01/15/2032)	12/14/2021	5,500,000	4,124,223	3,589,738	2.27%
Madison Park Funding XXXVII, Ltd.	Subordinated Note (effective yield 34.55%, maturity 07/15/2049)	03/11/2020	4,000,000	2,344,416	2,528,547	1.60%

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2023

(expressed in U.S. dollars)

Issuer ⁽¹⁾	Investment Description ⁽²⁾ ⁽³⁾	Acquisition Date ⁽⁴⁾	Principal Amount	Cost	Fair Value ⁽⁵⁾	% of Net Assets
CLO Equity ⁽⁷⁾ ⁽⁸⁾ (continued)
Structured Finance
Marathon CLO XIII, Ltd.	Subordinated Note (effective yield 13.02%, maturity 04/15/2032)	06/04/2019	5,300,000	3,208,228	1,506,058	0.95%
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 4.80%, maturity 07/25/2030)	01/31/2020	6,000,000	3,054,254	1,893,737	1.20%
Octagon Investment Partners 43, Ltd.	Income Note (effective yield 10.80%, maturity 10/25/2032)	08/02/2019	5,750,000	4,050,799	2,510,526	1.59%
Point Au Roche Park CLO, Ltd.	Subordinated Note (effective yield 15.82%, maturity 07/20/2034)	02/02/2022	5,945,000	4,667,753	4,024,287	2.54%
RR 23 LTD	Subordinated Note (effective yield 19.59%, maturity 10/15/2035)	10/12/2023	5,000,000	3,062,500	3,133,790	1.98%
Venture 37 CLO, Limited	Subordinated Note (effective yield 3.94%, maturity 07/15/2032)	05/21/2019	5,200,000	3,199,684	1,741,821	1.10%
Wind River 2022-1 CLO Ltd.	Subordinated Note (effective yield 30.35%, maturity 07/20/2035)	08/15/2023	5,490,000	3,547,441	3,605,735	2.28%
				74,392,022	63,334,621	40.03%
CFO Debt ⁽⁷⁾
Structured Finance
Glendower Capital Secondaries CFO, LLC	Class B Loan, Delayed Draw, 11.50% (due 07/12/2038) ⁽¹¹⁾ ⁽¹²⁾	07/13/2023	183,622	178,736	185,477	0.12%
Glendower Capital Secondaries CFO, LLC	Class C Loan, Delayed Draw, 14.50% (due 07/12/2038) ⁽¹¹⁾ ⁽¹²⁾	07/13/2023	84,080	81,843	85,005	0.05%
				260,579	270,482	0.17%
CFO Equity ⁽⁷⁾ ⁽⁸⁾
Structured Finance
Glendower Capital Secondaries CFO, LLC	Subordinated Loan, Delayed Draw (effective yield 44.85%, maturity 07/12/2038) ⁽¹¹⁾	07/13/2023	191,672	191,672	219,573	0.14%

Total investments at fair value as of December 31, 2023				$254,810,654	$234,917,292	148.49%

Liabilities, at fair value ⁽¹⁰⁾
5.00% Series A Term Preferred Stock due 2026	Preferred Stock		$(38,041,225)	$(38,041,225)	$(35,241,087)	-22.28%
7.75% Series B Term Preferred Stock due 2028	Preferred Stock		(34,312,050)	(34,309,118)	(34,243,289)	-21.64%
Total liabilities at fair value as of December 31, 2023				$(72,350,343)	$(69,484,376)	-43.92%

Net assets above (below) fair value of investments and liabilities at fair value					(7,225,496)

Net assets as of December 31, 2023					$158,207,420

⁽¹⁾	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if we owned 25% or more of its voting securities.
⁽²⁾	All securities are exempt from registration under the Securities Act of 1933, as amended, are deemed to be "restricted" securities, are categorized as structured finance securities and the country of risk is the United States.
⁽³⁾	Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 9 "Revolving Credit Facility" for further discussion.
⁽⁴⁾	Acquisition date represents the initial purchase date or the date when the investment was contributed to the Company. See Note 1 "Organization" for further discussion.
⁽⁵⁾	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
⁽⁶⁾	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
⁽⁷⁾	Classified as Level III investment. See Note 3 "Investments" for further discussion.
⁽⁸⁾	CLO equity and CFO equity are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of December 21, 2023, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 18.26%.
⁽⁹⁾	Fair value includes the Company's interest in fee rebates on CLO equity.
⁽¹⁰⁾	The Company has accounted for its 5.00% Series A Term Preferred Stock due 2026 and 7.75% Series B Term Preferred Stock due 2028 utilizing the fair value option election under ASC Topic 825. Accordingly, the Series A Term Preferred Stock and Series B Term Preferred Stock are carried at fair value. See Note 2 "Summary of Significant Accounting Policies" for further discussion.
⁽¹¹⁾	This investment has an unfunded commitment as of December 31, 2023. See Note 7 "Commitments and Contingencies" for further discussion.
⁽¹²⁾	Fixed rate investment.

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statement of Operations

For the year ended December 31, 2023

(expressed in U.S. dollars)

INVESTMENT INCOME
Interest income	$26,689,756
Other income	61,065
Total Investment Income	26,750,821

EXPENSES
Interest expense	3,249,279
Management fees	2,268,058
Professional fees	1,230,215
Commission expense	1,051,958
Administration fees	558,546
Directors’ fees	255,000
Tax expense ⁽¹⁾	223,867
Amortization of deferred financing costs	21,730
Other expenses	499,503
Total Expenses	9,358,156

NET INVESTMENT INCOME	17,392,665

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(12,614)
Net change in unrealized appreciation (depreciation) on investments	13,153,774
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(1,246,996)
NET REALIZED AND UNREALIZED GAIN (LOSS)	11,894,164

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,286,829

⁽¹⁾	Tax expense consists of $79,280 of estimated Delaware franchise tax and $200,000 of estimated excise tax, offset by $55,413 of excise tax refund related to the 2022 tax year.

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statement of Comprehensive Income
For the year ended December 31, 2023
(expressed in U.S. dollars)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,286,829

OTHER COMPREHENSIVE INCOME (LOSS) (1)
Change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	2,259,484

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME	$31,546,313

(1)	See Note 2 “Summary of Significant Accounting Policies - Other Financial Assets and Financial Liabilities at Fair Value” for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

	For the year ended December 31, 2023	For the year ended December 31, 2022
Net increase (decrease) in net assets resulting from operations:
Net investment income	$17,392,665	$11,590,146
Net realized gain (loss) on investments	(12,614)	38,548
Net change in unrealized appreciation (depreciation) on investments	13,153,774	(31,296,039)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(1,246,996)	3,721,302
Total net increase (decrease) in net assets resulting from operations	29,286,829	(15,946,043)

Other comprehensive income (loss):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	2,259,484	(1,038,890)
Total other comprehensive income (loss)	2,259,484	(1,038,890)

Common stock distributions:
Common stock distributions from net investment income	(18,077,406)	(10,788,143)
Common stock distributions from tax return of capital	—	—
Total common stock distributions	(18,077,406)	(10,788,143)

Capital share transactions:
Issuance of shares of common stock pursuant to the Company’s “at the market” program and the Committed Equity Financing (Note 5), net of commissions and offering expenses	42,319,019	14,243,028
Issuance of shares of common stock pursuant to the Company’s dividend reinvestment plan	475,654	124,721
Total capital share transactions	42,794,673	14,367,749

Total increase (decrease) in net assets	56,263,580	(13,405,327)
Net assets at beginning of period	101,943,840	115,349,167
Net assets at end of period	$158,207,420	$101,943,840

Capital share activity:
Shares of common stock issued pursuant to the Company’s “at the market” program and the Committed Equity Financing	3,065,862	1,006,487
Shares of common stock issued pursuant to the Company’s dividend reinvestment plan	34,779	8,306
Total increase (decrease) in capital share activity	3,100,641	1,014,793

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Statement of Cash Flows

For the year ended December 31, 2023

(expressed in U.S. dollars)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$29,286,829

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(83,535,538)
Proceeds from sales of investments and repayments of principal ⁽¹⁾	5,590,430
Net realized (gain) loss on investments	12,614
Net change in unrealized (appreciation) depreciation on investments	(13,153,774)
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	1,246,996
Amortization (accretion) included in interest expense	(10,858)
Amortization (accretion) of premiums or discounts on debt securities	(422,249)
Amortization of deferred financing costs	21,730
Changes in assets and liabilities:
Interest receivable	(2,330,747)
Prepaid expenses	(190,197)
Excise tax refund receivable	(55,413)
Management fees payable	249,904
Professional fees payable	(131,163)
Administration fees payable	(10,311)
Interest expense payable	417
Tax expense payable	(34,164)
Due to affiliates	28,072
Other expenses payable	6,250
Net cash provided by (used in) operating activities	(63,431,172)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under credit facility	32,745,000
Repayments under credit facility	(27,255,000)
Payment for deferred financing costs	(50,000)
Common stock distributions paid to stockholders	(18,077,406)
Proceeds from issuance of shares of common stock pursuant to the Company’s “at the market” program, net of commissions and offering expenses, and the Committed Equity Financing (Note 5)	42,319,019
Proceeds from issuance of shares of common stock pursuant to the Company’s dividend reinvestment plan	341,578
Proceeds from issuance of 7.75% Series B Term Preferred Stock due 2028	32,501,875
Proceeds from issuance of shares of 7.75% Series B Term Preferred Stock due 2028 pursuant to the Company’s “at the market” program	1,813,107
Net cash provided by (used in) financing activities	64,338,173

NET INCREASE (DECREASE) IN CASH	907,001

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	37,059

CASH AND CASH EQUIVALENTS, END OF PERIOD	$944,060

Supplemental disclosures:
Cash paid for interest expense	$2,997,537
Cash paid for excise taxes	$244,914
Cash paid for interest expense on credit facility	$262,183
Cash paid for franchise taxes	$68,530

⁽¹⁾	Proceeds from sales or maturity of investments includes $4,401,367 of return of capital on CLO Equity investments from recurring cash flows.

See accompanying notes to the consolidated financial statements

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2023

1.	ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company focuses on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent) by Moody’s Investors Service, Inc., or “Moody’s,” Standard & Poor’s, or “S&P,” or Fitch Ratings, Inc., or “Fitch,” and/or other applicable nationally recognized statistical rating organizations. The Company may invest up to 35% of its total assets (at the time of investment) in unrated CLO equity securities and related securities and instruments. The Company may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs, loan accumulation facilities (“LAF”) and other related securities and instruments.

The Company was initially formed on September 28, 2018 and commenced operations on October 4, 2018. On July 23, 2019, the Company priced its initial public offering (the “IPO”) and on July 24, 2019, the Company’s shares began trading on the New York Stock Exchange (“NYSE”) under the symbol “EIC”.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

Eagle Point Income Management LLC (the “Adviser”) is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries- Eagle Point Income Company Sub II (Cayman) Ltd. (the “Cayman Subsidiary”), a Cayman Islands exempted company, and Eagle Point Income Company Sub (US) LLC (the “US Subsidiary), a Delaware limited liability company (together the “Subsidiaries”). All intercompany accounts have been eliminated upon consolidation. As of December 31, 2023, the US Subsidiary and the Cayman Subsidiary represented 0.2% and 0.0% of the Company’s net assets, respectively.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Company is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2023

accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020 (“Rule 2a-5”), the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

●	Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company is able to access as of the reporting date.

●	Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

●	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date and is subject to review by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2023

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income. Additionally, upfront offering costs related to such instruments, inclusive of costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 5.00% Series A Term Preferred Stock due 2026 (the “Series A Term Preferred Stock”) and its 7.75% Series B Term Preferred Stock due 2028 (“Series B Term Preferred Stock”, and collectively with the Series A Term Preferred Stock, the “Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt and collateralized fund obligation (“CFO”) debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on such investments is generally expected to be received in cash. The Company applies the provisions of Accounting Standards Update No. 2017-08, Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), in calculating amortization of premium for applicable investments. Amortization of premium or accretion of discount is recognized using the effective interest method.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate represents the coupon rate at payment date when PIK interest is received. On the payment date, all or a portion of interest receivable is capitalized as additional principal in the investment. To the extent the Company does not believe it will ultimately be able to collect PIK interest, the investment will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments, fee rebates and CFO equity investments recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from such investments to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity and fee rebate position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. It is the Adviser’s policy to review the effective yield for each CFO equity position at each measurement date and update periodically based on the facts and circumstances known to the Adviser.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements and commitment fee income.

Interest Expense

Interest expense includes the Company’s distributions associated with its Series A Term Preferred Stock, Series B Term Preferred Stock and amounts due under the credit facility agreement in relation to the outstanding borrowings and unused commitment fees.

Interest expense also includes the Company’s amortization of original issue premiums and discounts associated with its Preferred Stock.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2023

The following table summarizes the components of interest expense for the year ended December 31, 2023:

	Series A Term Preferred Stock	Series B Term Preferred Stock	Revolving Credit Facility	Total
Distributions declared and paid	$1,902,067	$1,095,470	$-	$2,997,537
Interest expense on credit facility	-	-	262,600	262,600
Amortization of issuance premium	(10,290)	(568)	-	(10,858)
	$1,891,777	$1,094,902	$262,600	$3,249,279

Interest expense is recorded as an expense on the Consolidated Statement of Operations. The Company’s Preferred Stock has no interest payable as of December 31, 2023.

Please refer to Note 6 “Mandatory Redeemable Preferred Stock” and Note 9 “Revolving Credit Facility” for further discussion relating to the Preferred Stock issuances and on the interest expense due under the credit facility agreement, respectively.

Original Issue Discounts and Premiums

Original issue discounts and premiums on liabilities consist of discounts or premiums recorded in connection with the issuance of the Preferred Stock as part of the Company’s ATM program, consistent with FASB ASC Topic 835-30-35-2. The original issue discounts and premiums are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of each of the Preferred Stock. Amortization and accretion of original issue discounts and premiums are reflected as an expense and a contra expense within interest expense in the Consolidated Statement of Operations, respectively.

Securities Transactions

The Company records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to its current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, shelf registration expenses, ATM program expenses and the Committed Equity Financing (as defined in Note 5 “Common Stock”) expenses. Prepaid shelf registration expenses, ATM program expenses and Committed Equity Financing expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration, ATM program and the Committed Equity Financing. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration, ATM program and the Committed Equity Financing. Any subsequent costs incurred to maintain the Company’s ATM program and the Committed Equity Financing are expensed as incurred.

Any unallocated prepaid expense balance associated with the shelf registration, ATM program and the Committed Equity Financing are accelerated into expense at the earlier of the end of the program period or at the effective date

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2023

of a new shelf registration or ATM program.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses incurred in connection with the Revolving Credit Facility (refer to Note 9 “Revolving Credit Facility”). Deferred financing costs are capitalized and amortized over the term of the Revolving Credit Facility, and are reflected in borrowings under the credit facility on the Consolidated Statement of Asset and Liabilities (if any). Amortization of deferred financing costs are recorded as an expense on the Consolidated Statement of Operations on a straight-line basis, which approximates the effective interest method.

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition, during the period incurred.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Company intends to distribute its taxable income and net realized gains, if any, to stockholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required. The Company’s tax year end is December 31. The Company intends to file federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Company’s tax return filings generally remains open for three years. The Company has analyzed its tax positions for its tax year ended December 31, 2023, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Company’s consolidated financial statements.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized capital gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term capital gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

For the year ended December 31, 2023, $2,542,562 was reclassified between aggregate distributable earnings(losses) and paid-in capital. This amount represents $1,375,980 nondeductible offering expenses related to the Series B Term Preferred Stock, $144,587 nondeductible U.S. federal excise taxes incurred in relation to the 2023 and 2022 excise tax years, and $1,021,995 of adjustments related to return of capital. This difference has no effect on net assets or net asset value per share.

For the tax year ended December 31, 2023, the estimated components of distributable earnings, on a tax basis, were as follows:

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2023

For the tax year ended December 31, 2023

Undistributed ordinary income	$5,699,348

Capital loss carryforward	14,223,033

Net unrealized depreciation	(27,217,255)

As of the tax period ended December 31, 2023, the Company has $4,486,098 of short-term capital losses and $9,736,935 of long-term capital loses which can be carried forward for an unlimited period.

The following table summarizes the tax character of distributions to common and preferred shareholders for the respective tax years. Tax information for the tax year ended December 31, 2023 is estimated and is not considered final until the Company files its tax return, amounts in millions.

Tax Year	Ordinary Dividend	Return of Capital
2023	$21,074,943	$-
2022	12,677,539	-
2021	8,744,744	-
2020	7,997,030	1,106,093

As of December 31, 2023, the Company’s tax cost for federal income tax purposes was $262,134,547. Accordingly, accumulated net unrealized depreciation on investments held by the Company was $27,217,255, consisting of $1,797,281 gross unrealized appreciation and $29,014,536 gross unrealized depreciation.

Depending on the level of taxable income earned in a tax year, the Company is permitted to carry forward taxable income (including net capital gains, if any) in excess of its current year distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required.

The Company has determined that its estimated current year annual taxable income will be in excess of current year distributions from such income, as a result the Company has accrued a U.S. federal excise tax for the year ended December 31, 2023 of $200,000, which was offset by an adjustment of $55,413 related to the U.S. federal excise tax for the year ended December 31, 2022, both of which are reported on the Statement of Operations.

For the year ended December 31, 2023, the Company incurred $79,280 in Delaware franchise tax expense related to the 2023 tax year end, which is reported on the Statement of Operations.

The Company’s subsidiary, Eagle Point Income Company Sub (US) LLC has elected to be treated as a corporation for U.S. tax purposes and may be subject to federal, state and local tax where it operates or is deemed to operate. The subsidiary has no significant tax liability as of December 31, 2023.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders and can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2023

DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year.

The characterization of distributions paid to common stockholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Company.

For the year ended December 31, 2023, the Company declared and paid monthly distributions on common stock of approximately $18.1 million or $1.98 per share.

For the year ended December 31, 2023, the Company declared and paid dividends on the Series A Term Preferred Stock of approximately $1.9 million or approximately $1.25 per share of Series A Term Preferred Stock.

For the year ended December 31, 2023, the Company declared and paid dividends on the Series B Term Preferred Stock of approximately $1.1 million or approximately $0.83 per share of Series B Term Preferred Stock.

3.	INVESTMENTS

Fair Value Measurement

The following table summarizes the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of December 31, 2023:

Fair Value Measurement (in millions)
	Level I	Level II	Level III	Total
Assets at Fair Value
Investments at Fair Value
CLO Debt	$-	$171.09	$-	$171.09
CLO Equity	-	-	63.33	63.33
CFO Debt	-	-	0.27	0.27
CFO Equity	-	-	0.22	0.22
Total Investentments at Fair Value (1)	$-	$171.09	$63.82	$234.92
Total Assets at Fair Value (1)	$-	$171.09	$63.82	$234.92

Liabilities at Fair Value Under FVO
Series A Term Preferred Stock	$35.24	$-	$-	$35.24
Series B Term Preferred Stock	$34.24	-	-	34.24
Total Liabilities at Fair Value Under FVO (1)	$69.48	$-	$-	$69.48

(1) Amounts may not foot due to rounding.

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level III of the fair value hierarchy as of December 31, 2023.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2023

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of December 31, 2023	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
CLO Equity	$63.33	Discounted Cash Flows	Annual Default Rate (²)	0.00% - 4.64%
			Annual Prepayment Rate (²) (³)	15% - 25%
			Reinvestment Spread	3.63% - 3.99% / 3.78%
			Reinvestment Price (²)	98.00% - 99.50%
			Recovery Rate	68.60% - 69.95% / 69.55%
			Expected Yield	17.65% - 98.52% / 29.48%
CFO Debt	0.27	Discounted Cash Flows	Discount Rate	11.38% - 14.66% / 12.41%
CFO Equity	0.22	Discounted Cash Flows	Discount Rate	42.50%
Total Fair Value of Level III Investments(⁵)	$63.82

(1) Weighted average calculations are based on the fair value of investments.

(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3) 0% is assumed for defaulted and non-performing assets.

(4) Range not shown as only one position is included in the category.

(5) Amounts may not foot due to rounding.

In addition to the techniques and inputs noted in the above table, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. Please refer to Note 2 “Summary of Significant Accounting Policies” for further discussion. The above table is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of December 31, 2023. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.

Increases (decreases) in the annual default rate, reinvestment price, expected yield and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

Change in Investments Classified as Level III

The changes in investments classified as Level III are as follows for the year ended December 31, 2023:

Change in Investments Classified as Level III (in millions)
	CLO Equity	CFO Debt	CFO Equity	Total
Balance as of January 1, 2023	$41.11	$-	$-	$41.11
Purchases of investments	23.99	0.27	0.19	24.45
Proceeds from sales or maturity of investments (1)	(4.40)	-	-	(4.40)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	2.63	0.00	0.03	2.66
Balance as of December 31, 2023 (2) (3)	$63.33	$0.27	$0.22	$63.82
Change in unrealized appreciation (depreciation) on investments still held as of December 31, 2023	$2.63	$0.00	$0.03	$2.66

(1) Proceeds from sales or maturity of investments represent the return of capital on portfolio investments from recurring cash flows.

(2) There were no transfers in or out of Level III during the period.

(3) Amounts may not foot due to rounding.

The net realized gains (losses) recorded for Level III investments, if any, are reported in the net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Consolidated Statement of Operations.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2023

Fair Value – Valuation Techniques and Inputs

The Adviser establishes valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. The Adviser has a Valuation Committee comprised of various senior personnel of the Adviser, the majority of which are not members of the Company’s portfolio management function. The Valuation Committee is responsible for overseeing the valuation process, evaluating the overall fairness and consistent application of the Adviser’s written valuation policies approved by the Board. The Valuation Committee reviews and approves the valuation on a monthly basis.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of CLO Equity

The Adviser utilizes the output of a financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees. Key inputs to the model, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser. Additionally, a third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Company’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments that the Company holds as of the reporting date.

Valuation of CFO Debt and CFO Equity

The Adviser engages a nationally recognized independent valuation agent to determine fair value of the CFO debt and CFO equity held by the Company. The independent valuation agent performs a discounted cash flow analysis, or other valuation techniques appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded is within the high and low band provided by the valuation agent. Given the illiquidity of these investments and lack of observable inputs, the Adviser categorizes these investments as Level III investments.

The Adviser may also utilize the mid-point of an indicative broker quotation, if available, to value such investments as of the reporting date. The Adviser generally categorizes investments valued utilizing indicative broker quotations as Level II or Level III depending on whether an active market exists as of the reporting date.

Valuation of Preferred Stock

The Preferred Stock is considered a Level I security and is valued at the official closing price, taken from the NYSE.

Investment Risk Factors

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2023

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

CLO junior debt and equity securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt and equity securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

High-Yield Investment Risk

The CLO junior debt and equity securities that the Company acquires are typically rated below investment grade or, in the case of CLO equity securities, unrated and are therefore considered “higher-yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher-yield investments. Investing in CLO junior debt and equity securities and other high-yield investments typically involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO junior debt and equity securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO junior debt and equity securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a higher degree of loss since the use of leverage magnifies losses.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser (including Eagle Point Credit Management LLC, which provides the Adviser with investment professionals and other resources under a personnel and resources agreement) and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser (or Eagle Point Credit Management LLC) will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new

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Notes to Consolidated Financial Statements

December 31, 2023

investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Management Fee Risk

The Company’s management fee structure may incentivize the Adviser to use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the

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Notes to Consolidated Financial Statements

December 31, 2023

counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset.

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because CLO debt securities are floating rate securities, a reduction in interest rates would generally result in a reduction in the coupon payment and cash flow the Company receives on the Company’s CLO debt investments. Further, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant benchmark index will increase the financing costs of CLOs.

Furthermore, certain senior secured loans that constitute the collateral of the CLOs in which the Company invests may continue to pay interest at a floating rate based on LIBOR (or a “synthetic” calculation of LIBOR which is currently expected to continue to be published until September 30, 2024) or may convert to a fixed rate of interest. To the extent that any LIBOR replacement rate utilized for senior secured loans differs from that utilized for debt of a CLO that holds those loans, for the duration of such mismatch, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors (and, therefore, the Company’s net investment income and portfolio returns) until such mismatch is corrected or minimized.

Refinancing Risk

If the Company incurs debt financing and subsequently refinance such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders

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Notes to Consolidated Financial Statements

December 31, 2023

of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Global Risks

Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Company and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company’s underlying obligors, the collateral managers of the CLOs in which the Company invests (or managers of other securitized or pooled vehicles in which the Company invests), or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On October 5, 2018, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser, for its services, a management fee equal to an annual rate of 1.25% of the Company’s “Managed Assets”. Managed Assets are defined as the Company’s total assets (including assets attributable to the Company’s use of leverage) minus the sum of the Company’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The management fee is calculated monthly and payable quarterly in arrears based on the Company’s Managed Assets at the end of each calendar month. For the year ended December 31, 2023, the Company was charged a management fee of approximately $2.3 million, of which $0.7 million was payable as of December 31, 2023.

Administrator

Effective October 5, 2018, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its NAV, oversees the preparation and filing

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2023

of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff. The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the year ended December 31, 2023, the Company was charged a total of approximately $0.56 million in administration fees consisting of approximately $0.43 million and $0.13 million, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations, and of which approximately $0.13 million was payable as of December 31, 2023 and reflected on the Consolidated Statement of Assets and Liabilities.

Affiliated Ownership

As of December 31, 2023, the Adviser and its affiliates and senior investment team held an aggregate of 0.5% of the Company’s common stock. Additionally, the senior investment team held an aggregate of 0.1% of the Series A Term Preferred Stock as of December 31, 2023. An affiliate of Enstar holds an indirect non-controlling ownership interest in the Adviser. As of December 31, 2023, subsidiaries of Enstar, including Cavello Bay, held an aggregate of 34.2% of the Company’s common stock.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

Due to Affiliates

Due to affiliates reported in the Consolidated Statement of Assets and Liabilities represents amounts payable to the Adviser for expenses paid on behalf of the Company.

5.	COMMON STOCK

As of December 31, 2022, there were 150,000,000 shares of common stock authorized, of which 7,896,757 shares were issued and outstanding.

On December 13, 2022, the Company launched a new ATM offering to sell up to $4.0 million aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on May 29, 2020 and additional supplements thereafter. On January 20, 2023, the Company filed a prospectus supplement to update the aggregate offering price of common stock sold through the existing ATM offering from $4.0 million to $5.75 million, exclusive of any shares of common stock previously sold through the ATM offering. On May 12, 2023, the Company filed a prospectus supplement to update the aggregate offering price of common stock sold through the existing ATM offering from $5.75 million to $4.1 million, exclusive of any shares of common stock previously sold through the

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2023

ATM offering. On June 12, 2023, the Company filed a prospectus supplement to update the aggregate offering price of common stock sold through the existing ATM offering from $4.1 million to $1.54 million, exclusive of any shares of common stock previously sold through the ATM offering. On June 14, 2023, the Company filed a prospectus supplement to update the aggregate offering price of common stock sold through the existing ATM offering from $1.5 million to $75.0 million, exclusive of any shares of common stock previously sold through the ATM offering.

On June 29, 2023, the Company filed a new shelf registration statement with 150,000,000 shares of common stock authorized. As a result of the new shelf registration, $123,158 in remaining prepaid expense balance associated with the previous shelf registration was expensed into professional fees in the Consolidated Statement of Operations.

On June 30, 2023, the Company launched a new ATM offering to sell up to $75.0 million aggregate amount of its common stock, pursuant to a prospectus filed with the SEC on June 29, 2023.

On August 16, 2022, the Company entered into an agreement (the “Purchase Agreement”) with B. Riley Principal Capital II, LLC (“BRPC II”) in which BRPC II has committed to purchase from the Company, at the Company’s discretion, up to $20.0 million of the Company’s common stock, subject to terms and conditions specified in the Purchase Agreement (referred to as the “Committed Equity Financing”). The Company filed a registration statement on December 15, 2022 in relation to the Committed Equity Financing.

For the year ended December 31, 2023, the Company sold 3,065,862 shares of its common stock, pursuant to the ATM offerings and Committed Equity Financing, for total net proceeds to the Company of approximately $42.3 million. In connection with such sales, the Company paid a total of approximately $0.7 million in sales agent commissions.

For the year ended December 31, 2023, 34,779 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of approximately $0.5 million.

As of December 31, 2023, there were 150,000,000 shares of common stock authorized, of which 10,997,398 shares were issued and outstanding.

6.	MANDATORY REDEEMABLE PREFERRED STOCK

As of December 31, 2023, there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 1,521,649 shares of Series A Term Preferred Stock and 1,372,482 of Series B Term Preferred were issued and outstanding.

The Company has accounted for its Preferred Stock as a liability under ASC 480 due to their mandatory redemption requirements.

Except where otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

The Company has elected the FVO under ASC 825 for its Preferred Stock. Accordingly, the Preferred Stock is measured at fair value.

Series A Term Preferred Stock

The Company is required to redeem all outstanding shares of the Series A Term Preferred Stock on October 30, 2026, at a redemption price of $25 per share (the “Series A Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time on or after October 31, 2023, the Company may, at its sole option, redeem the

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2023

outstanding shares of the Series A Term Preferred Stock.

The estimated change in fair value of the Series A Term Preferred Stock attributable to market risk for the year ended December 31, 2023 is approximately ($0.9) million, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series A Term Preferred Stock attributable to instrument-specific credit risk for the year ended December 31, 2023 is approximately $1.9 million, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

On June 30, 2023, the Company launched a new ATM offering to sell up to 1,000,000 shares of Series A Term Preferred Stock with an aggregate liquidation preference of $25 million, pursuant to a prospectus filed with the SEC on June 29, 2023.

Series B Term Preferred Stock

On July 26, 2023, the Company closed an underwritten public offering of 1,130,500 shares of its Series B Term Preferred Stock, resulting in net proceeds to the Company of approximately $27.1 million after payment of underwriting discounts and commissions of approximately $0.9 million and offering expenses of approximately $0.3 million. On August 3, 2023, the underwriters purchased an additional 169,575 shares of its Series B Term Preferred Stock pursuant to the underwriters’ overallotment option, which resulted in additional net proceeds to the Company of approximately $4.1 million after payment of underwriting discounts and commissions of approximately $0.1 million.

The Company is required to redeem all outstanding shares of the Series B Term Preferred Stock on July 31, 2028, at a redemption price of $25 per share (the “Series B Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time on or after July 31, 2025, the Company may, at its sole option, redeem the outstanding shares of the Series B Term Preferred Stock.

The Company has accounted for its Series B Term Preferred Stock utilizing the FVO under ASC 825. Accordingly, the Series B Term Preferred Stock are measured at their fair value and issuance costs in the aggregate amount of approximately $1.3 million, which consisted of approximately $1.0 million of underwriting commissions, $0.2 million of professional fees and $0.1 million of other expenses, were expensed as incurred in the year ended December 31, 2023.

The estimated change in fair value of the Series B Term Preferred Stock attributable to market risk for the year ended December 31, 2023 is approximately ($0.3) million, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series B Term Preferred Stock attributable to instrument-specific credit risk for the year ended December 31, 2023 is approximately $0.4 million, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

Pursuant to a prospectus supplement filed with the SEC on August 22, 2023, the Company updated the ATM offering to allow the Company to sell up to 1,000,000 shares of Series B Term Preferred Stock with an aggregate liquidation preference of $25 million, pursuant to a prospectus filed with the SEC on June 29, 2023.

For the year ended December 31, 2023, the Company sold 72,407 shares of its Series B Term Preferred Stock pursuant to the ATM offering for total proceeds to the company of approximately $1.8 million. In connection with such sales,

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Notes to Consolidated Financial Statements

December 31, 2023

the Company paid a total of $36,274 in sales commissions.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of December 31, 2023, the Company had total unfunded commitments of $0.8 million arising from CFO debt and CFO equity investments.

8.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

9.	REVOLVING CREDIT FACILITY

The Company may utilize leverage to the extent permitted by the 1940 Act. The Company may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common stock holders. The Company’s leverage strategy may not ultimately be successful.

On September 24, 2021 the Company entered into a credit agreement, which was amended on September 6, 2022 and September 18, 2023, with BNP Paribas, as lender, that established a revolving credit facility (the “Revolving Credit Facility”). Pursuant to the terms of the Revolving Credit Facility, the Company can borrow up to an aggregate principal balance of $25.0 million (the “Commitment Amount”). The Revolving Credit facility is collateralized by certain investments held by the Company. The Company has granted a security interest in certain assets to BNP Paribus, as lender. Such borrowings under the Revolving Credit Facility bore interest at 1-month LIBOR plus a spread under the original credit agreement, and bear interest at Term SOFR plus a spread under the amended credit agreement. The Company is required to pay a commitment fee on the unused amount.

The Revolving Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the Revolving Credit Facility or (ii) the scheduled maturity date of September 21, 2024. The Company has the option to extend the maturity from time to time in accordance with the Revolving Credit Facility agreement.

For the year ended December 31, 2023, the Company had an average outstanding borrowing and average interest rate of approximately $3.1 million and 5.90%, respectively. The interest expense for the year ended December 31, 2023 on the Revolving Credit Facility was approximately $0.3 million, inclusive of the unused fee, and is recorded on the Consolidated Statement of Operations. As of December 31, 2023, the Company had an outstanding borrowing amount of $14.5 million.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to

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Notes to Consolidated Financial Statements

December 31, 2023

the Revolving Credit Facility.

10.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Revolving Credit Facility require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage, and the terms of the Preferred Stock require the Company to redeem shares of the Preferred Stock, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Revolving Credit Facility as of December 31, 2023, and as of December 31, 2022:

	As of	As of
	December 31, 2023	December 31, 2022
Total Assets	$243,728,043	$148,573,523
Less liabilities and debts not represented by senior securities	(1,513,315)	(1,414,870)
Net total assets and liabilities	$242,214,728	$147,158,653
Preferred Stock	$72,353,275	$38,041,225
Revolving Credit Facility	14,520,000	9,030,000
	$86,873,275	$47,071,225
Asset coverage for preferred stock (1)	279%	313%
Asset coverage for debt securities (2)	1668%	1630%

(1) Asset coverage of the preferred stock is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

(2) Asset coverage of the debt securities is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

11.	RECENT ACCOUNTING PRONOUCEMENT

In March 2020, FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”) related to FASB ASC Topic 848 Reference Rate Reform– Facilitation of the Effects of Reference Rate Reform. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. The Company has fully adopted the provisions of ASU 2020-04, which did not have a material impact on the Company’s consolidated financial statements and related disclosures.

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Notes to Consolidated Financial Statements

December 31, 2023

In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”) related to FASB ASC Topic 820 Fair Value Measurements - Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. This change prohibits entities from taking into account contractual restrictions on the sale of equity securities when estimating fair value and introduces required disclosures for such transactions. The standard is effective for annual periods beginning after December 15, 2023, and should be applied prospectively. The Company is currently evaluating the impact, if any, of applying ASU 2022-03.

12.	SUBSEQUENT EVENTS

On January 31, 2024, the Company paid a monthly distribution of $0.20 per share on its common stock to holders of record as of January 11, 2024. Additionally, on February 13, 2024, the Company declared three separate distributions of $0.20 per share on its common stock. The distributions are payable on each of April 30, 2024, May 31, 2024 and June 28, 2024 to holders of record as of April 10, 2024, May 13, 2024 and June 10, 2024, respectively.

On January 31, 2024, the Company paid a monthly distribution of $0.104167 per share on its Series A Preferred Stock to holders of record as of January 11, 2024. Additionally, on February 13, 2024, the Company declared three separate distributions of $0.104167 per share on its Series A Preferred Stock. The distributions are payable on each of April 30, 2024, May 31, 2024 and June 28, 2024 to holders of record as of April 10, 2024, May 13, 2024 and June 10, 2024, respectively.

On January 31, 2024, the Company paid a monthly distribution of $0.161459 per share on its Series B Preferred Stock to holders of record as of January 11, 2024. Additionally, on February 13, 2024, the Company declared three separate distributions of $0.161459 per share on its Series B Preferred Stock. The distributions are payable on each of April 30, 2024, May 31, 2024 and June 28, 2024 to holders of record as of April 10, 2024, May 13, 2024 and June 10, 2024, respectively.

For the period from January 1, 2024 to February 21, 2024, the Company sold 1,178,064 shares of its common stock, pursuant to the ATM offering, for total net proceeds to the Company of approximately $17.4 million. In connection with such sales, the Company paid a total of approximately $0.4 million in sales agent commissions.

For the period from January 1, 2024 to February 21, 2024, the Company sold 49,611 shares of its Series B Preferred Stock, pursuant to the ATM offering, for total net proceeds to the Company of approximately $1.2 million. In connection with such sales, the Company paid a total of approximately $24,812 in sales agent commissions.

As of February 20, 2024, the BNP Credit Facility was fully undrawn.

Management’s unaudited estimate of the range of the Company’s NAV per common share as of January 31, 2024 was $14.94 to $15.04.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report, and has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Income Company Inc.

Consolidated Financial Highlights

Per Share Data	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the period from October 16, 2018 to December 31, 2018

Net asset value, beginning of period	$12.91	$16.76	$16.89	$19.34	$18.28	$20.00

Net investment income, before fee waivers and expenses reimbursed (1) (2)	1.90	1.64	0.98	1.27	1.15	0.10
Management fee voluntarily waived by the Adviser (1)	-	-	-	-	0.08	0.05
Expenses reimbursed by the Adviser (1)	-	-	-	-	0.06	0.20
Administration fee voluntarily waived by the Administrator (1)	-	-	-	-	0.03	-
Net investment income	1.90	1.64	0.98	1.27	1.32	0.35

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (1) (3)	1.32	(4.45)	0.38	(2.21)	0.70	(1.72)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(0.14)	0.53	(0.01)	-	-	-

Net income (loss) and net increase (decrease) in net assets resulting from operations	3.08	(2.28)	1.35	(0.94)	2.02	(1.37)

Common stock distributions from net investment income (4)	(1.98)	(1.53)	(1.33)	(1.32)	(0.69)	(0.35)
Common stock distributions from net realized gains on investments (4)	-	-	-	-	-	-
Common stock distributions from tax return of capital (4)	-	-	-	(0.18)	-	-
Total common stock distributions declared to stockholders (4)	(1.98)	(1.53)	(1.33)	(1.50)	(0.69)	(0.35)

Common stock distributions based on weighted average shares impact (5)	-	-	(0.02)	-	(0.15)	-
Total common stock distributions	(1.98)	(1.53)	(1.35)	(1.50)	(0.84)	(0.35)

Effect of other comprehensive income	0.25	(0.15)	(0.13)	-	-	-

Effect of shares issued (6)	0.20	0.14	0.10	-	(0.19)	-
Effect of underwriting discounts, commissions and offering expenses associated with shares issued (6)	(0.07)	(0.03)	(0.10)	(0.01)
Effect of offering expenses associated with shares issued (7)	-	-	-	-	(0.12)	-
Effect of shares issued in accordance with the Company’s dividend reinvestment plan	-	-	-	-	-
Effect of paid-in capital contribution (8)	-	-	-	-	0.19	-
Net effect of shares issued	0.13	0.11	-	(0.01)	(0.12)	-

Net asset value at end of period	$14.39	$12.91	$16.76	$16.89	$19.34	$18.28
Per share market value at beginning of period (9)	$13.87	$17.03	$14.41	$18.76	$19.89	N/A
Per share market value at end of period	$14.57	$13.87	$17.03	$14.41	$18.76	N/A

Total return, based on market value (10)	21.37%	(8.67%)	26.55%	(14.07%)	(2.27%)	N/A
Total return, based on net asset value (11)	26.80%	(13.84%)	7.22%	(4.91%)	9.56%	(6.85%)

Shares of common stock outstanding at end of period	10,997,398	7,896,757	6,881,964	6,106,458	6,018,273	3,769,596

Ratios and Supplemental Data:
Net asset value at end of period	$158,207,420	$101,943,840	$115,349,167	$103,120,136	$116,408,383	$68,923,362
Ratio of net investment income to average net assets (12) (14)	13.83%	11.20%	5.66%	8.65%	6.67%	8.54%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets (12) (13) (14)	7.44%	7.16%	5.36%	3.99%	2.75%	3.12%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets (12) (13) (14)	N/A	N/A	N/A	N/A	1.89%	0.00%
Portfolio turnover rate (15)	3.18%	6.32%	27.98%	29.14%	11.42%	2.35%
Asset coverage of preferred stock	279%	313%	313%	N/A	N/A	-
Asset coverage of debt securities	1668%	1630%	873%	796%	947%	-

Credit Facility:
Principal amount outstanding at end of period	$14,520,000	$9,030,000	$19,550,000	$14,815,000	$13,743,000	$-
Asset coverage per $1,000 at end of period (16)	$16,681.46	$16,296.64	$8,732.75	$7,960.52	$9,470.38	$-

Eagle Point Income Company Inc.

Consolidated Financial Highlights

Footnotes to the Financial Highlights:

(1)	Per share amounts are based on the weighted average of shares of common stock outstanding for the period.

(2)	Per share distributions paid to preferred stockholders are reflected in net investment income, and totaled ($0.33), ($0.27) and ($0.05) per share of common stock for the year ended December 31, 2023, and the years ended December 31, 2022 and December 31, 2021, respectively.

(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount shown for a share outstanding throughout the period may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of sales of the Company’s common stock in relation to fluctuating market values for the portfolio.

(4)	The information provided is based on estimates available at each respective period. The Company’s final taxable income and the actual amount required to be distributed will be finally determined when the Company files its final tax returns and may vary from these estimates.

(5)	Represents the difference between the per share amount distributed to common stockholders of record and the per share amount distributed based on the weighted average of shares of common stock outstanding for the period.

(6)	Represents the effect per share of the Company’s issuance of shares of common stock pursuant to a private placement in May 2019 and the Company’s ATM and follow on offerings. Effect of shares issued reflect the impact of the offering price when compared to management’s estimated NAV per share at the time of each respective offering.

(7)	Represents the effect per share of offering expenses incurred prior to or in connection with the Company’s IPO.

(8)	Represents the effect of the paid-in capital contribution made by an affiliate of the Adviser pursuant to a private placement in May 2019.

(9)	Represents the IPO price as of July 23, 2019 for the year ended December 31, 2019.

(10)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. For the year ended December 31, 2019 the total return on market value is calculated as the change in market value per share for the period commencing July 23, 2019, the date of the Company’s IPO, through December 31, 2019. The beginning market value per share is based on the initial public offering price of $19.89 per share. Total return does not reflect any sales load.

(11)	Total return based on net asset value is calculated as the change in net asset value per share during the period plus declared and paid dividends per share, divided by the beginning net asset value per share.

(12)	Ratios for the period from October 16, 2018 to December 31, 2018 are annualized. Ratios include the impact of the fee waivers and expenses reimbursed by the Adviser, where applicable.

(13)	Expenses of the Company for the period from October 16, 2018 to December 31, 2018 and for the period from January 1, 2019 to May 31, 2019 were reimbursed by the Adviser. In addition, the Adviser has voluntarily waived the management fee and the Administrator has voluntarily waived the administration fee for the same periods from October 16, 2018 to December 31, 2018 and from January 1, 2019 to May 31, 2019.

(14)	Ratios for the years ended December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020 and December 31, 2019 include interest expense on the credit facility of 0.21%, 0.63%, 0.40%, 0.60% and 0.04% of average net assets, respectively. Ratios for the years ended December 31, 2023, December 31, 2022 and December 31, 2021 include interest expense on the Series A Term Preferred Stock and Series B Term Preferred Stock of 2.38%, 1.83% and 0.31% of average net assets, respectively. Ratios for the years ended December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2019 include excise tax expense of 0.11%, 0.27%, 0.06% and 0.10% of average net assets, respectively.

(15)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total of investment sales and repayments of principal executed during the period, divided by the average fair value of the investments for the same period.

(16)	The asset coverage per unit figure is the ratio of the Company’s total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

Eagle Point Income Company Inc.

Consolidated Financial Highlights

Financial highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for the Members are as follows:

Per Unit Data	For the period from October 4, 2018 (Commencement of Operations) to October 15, 2018

Net asset value at beginning of period	$1,000.00

Net investment income	2.69
Net change in unrealized appreciation (depreciation) on investments	0.51
Net income (loss) and net increase (decrease) in net assets resulting from operations	3.20
Net asset value at end of period	$1,003.20
Total return (1)	0.32%

Ratios and Supplemental Data:

Net asset value at end of period	$75,391,911
Ratio of net investment income to average net assets (1)	0.27%
Ratio of expenses to average net assets (2)	0.00%
Portfolio turnover rate (3)	0.00%

(1)	Total return and ratio of net investment income to average net assets for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 are not annualized.

(2)	No expenses were borne by the Company from October 4, 2018 (Commencement of Operations) to October 15, 2018.

(3)	The Company did not enter transactions to purchase or sell securities from October 4, 2018 (Commencement of Operations) to October 15, 2018. As such, the portfolio turnover rate is 0.00%.

Note: The above Financial Highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for Members represents the period when the Company was initially organized as a Delaware limited liability company.

Eagle Point Income Company Inc.

Supplemental Information

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.

Class	Total Amount Outstanding Exclusive of Treasury Securities (in millions)	Asset Coverage Per Unit (1)	Involuntary Liquidating Preference Per Unit (2)	Average Market Value Per Unit (3)

For the year ended December 31, 2023
Preferred Stock	$72,353,275	$69.70	$25	$23.81
Revolving Credit Facility (BNP Paribas)	$14,520,000	$16,681.46	N/A	N/A

For the year ended December 31, 2022
Preferred Stock	$38,041,225	$78.16	$25	$23.68
Revolving Credit Facility (BNP Paribas)	$9,030,000	$16,296.64	N/A	N/A

For the year ended December 31, 2021
Preferred Stock	$35,000,000	$78.24	$25	$25.32
Revolving Credit Facility (BNP Paribas)	$19,550,000	$8,732.75	N/A	N/A

For the year ended December 31, 2020
Revolving Credit Facility (Société Générale)	$14,815,000	$7,960.52	N/A	N/A

For the year ended December 31, 2019
Revolving Credit Facility (Société Générale)	$13,743,000	$9,470.38	N/A	N/A

(1)	The asset coverage per unit figure is the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities, as calculated separately for each of the Preferred Stock and Revolving Credit Facility in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25). With respect to the Revolving Credit Facility, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.

(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.

(3)	The average market value per unit is calculated by taking the average of the closing price of the Series A Term Preferred Stock (NYSE: EICA) and Series B Term Preferred Stock (NYSE: EICB).

KPMG LLP 345 Park Avenue New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Eagle Point Income Company Inc.:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Eagle Point Income Company Inc. and Subsidiaries (the Company), including the consolidated schedule of investments, as of December 31, 2023, the related consolidated statements of operations, comprehensive income, and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended, the period from October 16, 2018 to December 31, 2018, and the period from October 4, 2018 (commencement of operations) to October 15, 2018. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two -year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, the period from October 16, 2018 to December 31, 2018, and the period from October 4, 2018 to October 15, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with custodians, brokers and other counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Accompanying Supplemental Information

We have also previously audited, in accordance with the standards of the PCAOB, the consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the Company as of December 31, 2022, 2021, 2020 and 2019 and the related consolidated statements of operations and cash flows for the respective years then ended and the consolidated statements of changes in net assets for each of the years in the respective two-year periods then ended, and the related notes, and the consolidated statements of comprehensive income for the years ended December 31, 2022 and 2021 (none of which are presented herein), and we expressed unqualified opinions on those consolidated financial statements. The senior securities information included on page 53, for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, under the caption “Supplemental Information” (the Supplemental Information) has been subjected to audit procedures performed in conjunction with the audits of the Company’s respective consolidated financial statements. The Supplemental Information is the responsibility of the Company’s management. Our audit procedures included determining whether the Supplemental Information reconciles to the respective consolidated financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the Supplemental Information. In forming our opinion on the Supplemental Information, we evaluated whether the Supplemental Information, including its form and content, is presented in conformity with the instructions in Form N-2. In our opinion, the Supplemental Information is fairly stated, in all material respects, in relation to the respective consolidated financial statements as a whole.

We have served as the auditor of one or more Eagle Point Income Management LLC advised companies since 2014.

New York, New York

February 21, 2024

Price Range of Common Stock

Our common stock began trading on July 24, 2019 and is currently traded on the NYSE under the symbol “EIC.” The following table lists the high and low closing sale price for our common stock, the high and low closing sale price as a percentage of NAV and distributions declared per share each quarter since January 1, 2022.

		Closing Sales Price		Premium (Discount) of High Sales Price	Premium (Discount) of Low Sales Price	Distributions
Period	NAV(1)	High	Low	to NAV(2)	to NAV(2)	Declared(3)
Fiscal year ending December 31, 2022(4)
First quarter	$16.52	$17.38	$15.85	5.2%	(4.1)%	$0.38
Second quarter	$13.66	$17.91	$14.75	31.1%	8.0%	$0.38
Third quarter	$13.05	$17.29	$13.60	32.5%	4.2%	$0.42
Fourth quarter	$12.91	$16.11	$13.57	24.8%	5.1%	$0.48
Fiscal year ending December 31, 2023(5)
First quarter	$13.20	$15.48	$13.85	17.3%	4.9%	$0.48
Second quarter	$13.00	$14.88	$13.05	14.5%	0.3%	$0.48
Third quarter	$14.08	$14.55	$13.14	3.3%	(6.7)%	$0.54
Fourth quarter	$14.39	$14.91	$13.64	3.5%	(5.2)%	$0.60

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	Represents the cash distributions (including dividends, dividends reinvested and returns of capital, if any) per share that we have declared on our common stock in the specified quarter. Tax characteristics of distributions will vary.
(4)	For the fiscal year ending December 31, 2022, as reported on the Company’s 2022 Form 1099-DIV, distributions made by the Company were comprised of net investment income, as calculated on a per share basis, of 100% (or $1.53 per share of common stock).
(5)	For the fiscal year ending December 31, 2023, as reported on the Company’s 2023 Form 1099-DIV, distributions made by the Company were comprised of net investment income, as calculated on a per share basis, of 100% (or $1.98 per share of common stock).

Shares of closed-end management investment companies may trade at a market price that is less than the NAV that is attributable to those shares. The possibility that the Company’s shares of common stock will trade at a discount to NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that the Company’s NAV will decrease. It is not possible to predict whether the Company’s shares will trade at, above or below NAV in the future. Our NAV per share was $14.39 as of December 31, 2023. The closing sales price for shares of the Company’s common stock on the NYSE on December 29, 2022 was $14.57, which represented a 1.25% premium to NAV per share. On February 15, 2024, the last reported closing sales price of the Company’s common stock was $15.74 per share. As of February 15, 2024, there were 10 stockholders of record of the Company’s common stock (which does not reflect holders whose shares are held in street name by a broker, bank or other nominee).

Dividend Reinvestment Plan

The Company has adopted a dividend reinvestment plan (“DRIP”). Under the DRIP, each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP and distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by Equiniti Trust Company, LLC (formerly, American Stock Transfer & Trust Company, LLC) (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Distributions that are reinvested through the issuance of new shares increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser. If we declare a distribution payable in cash, holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive such distributions in cash.

The DRIP Agent, on the Company’s behalf, will primarily use newly-issued, authorized shares of common stock to implement reinvestment of distributions under the DRIP (regardless of whether the outstanding shares are trading at a premium or at a discount to the Company’s net asset value (the “NAV”)). However, the Company reserves the right to instruct the DRIP Agent to purchase shares of the Company’s common stock on the open market (on the New York Stock Exchange or elsewhere) in connection with the reinvestment of distributions under the DRIP to the extent that the Company’s shares of common stock are trading at a discount to NAV per share.

The number of shares of common stock to be credited to each participant’s account will be determined based on the closing market price per share of common stock on the payment date (the “Market Price”). If 95% of the Market Price is greater than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by 95% of the Market Price. If 95% of the Market Price is less than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) the last determined NAV per share and (ii) the Market Price.

In the event that the DRIP Agent is instructed to buy shares of our common stock on the open market, any shares so purchased will be allocated to each participant based upon the average purchase price (excluding any brokerage charges or other fees) of all shares purchased with respect to the distribution. In any case, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner, to invest the distribution amount in shares acquired on the open market. To the extent that the DRIP Agent is unable to reinvest the full amount of the distribution through open market purchases, the balance shall be credited to participants’ accounts in the form of newly-issued shares of common stock, in accordance with the procedures described above. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.07 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at Equiniti Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at Equiniti Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution and thus apply to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.07 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at Equiniti Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholder wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

Additional Information

Management

Our Board of Directors (the “Board”) is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Company’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the 1940 Act) of the Company. The Company refers to these directors as the Company’s “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered terms, with the term of only one of the three classes expiring at each annual meeting of our stockholders. The classification of the board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser and its affiliates. Each of our directors also serves as a director/trustee of Eagle Point Credit Company Inc., and Eagle Point Institutional Income Fund, each a registered investment company for which an affiliate of our Adviser serves as investment adviser.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]

Interested Directors[2]

Thomas P. Majewski Age: 49	Class III Director, Chief Executive Officer, and Chairman of the Board	Since inception; Term expires 2026	Managing Partner of Eagle Point Credit Management LLC (including certain affiliated advisers, such as the Adviser) since September 2012. Chief Executive Officer of Eagle Point Credit Company Inc. since May 2014; Eagle Point Institutional Income Fund since January 2022; and Eagle Point Enhanced Income Trust since August 2023.	Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, and Eagle Point Enhanced Income Trust

James R. Matthews Age: 56	Class II Director	Since inception; Term expires 2025	Managing Director of Stone Point Capital LLC since October 2011.	Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, and Eagle Point Enhanced Income Trust

Independent Directors

Scott W. Appleby Age: 59	Class I Director	Since inception; Term expires 2024	President of Appleby Capital, Inc., a financial advisory firm, since April 2009.	Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, and Eagle Point Enhanced Income Trust

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Kevin F. McDonald Age: 57	Class III Director	Since inception; Term expires 2026

Chief Operating Officer of AltaRock Partners, an asset management firm, since January 2019; Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018.

Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, and Eagle Point Enhanced Income Trust

Paul E. Tramontano Age: 62	Class II Director	Since inception; Term expires 2025	Executive Managing Director at Cresset Asset Management, LLC since April 2023; Senior Managing Director and Wealth Manager at First Republic Investment Management from October 2015 to April 2023.	Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, and Eagle Point Enhanced Income Trust

Jeffrey L. Weiss Age: 62	Class I Director	Since inception; Term expires 2024	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, and Eagle Point Enhanced Income Trust

[1]	The business address of each of our directors is c/o Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.
[2]	Mr. Majewski is an interested director due to his position as our Chief Executive Officer and his position with the Adviser. Mr. Matthews is an interested director due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.
[3]	Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, and Eagle Point Enhanced Income Trust are each considered to be in the same fund complex as us and, as a result, each director serves as a director/trustee of four investment companies in the same complex. Each director was elected as trustee of Eagle Point Institutional Income Fund and Eagle Point Enhanced Income Trust in January 2022 and August 2023, respectively.

The Company’s registration statement, prospectus and proxy statement for the annual stockholders’ meeting include additional information about our directors. A copy of the prospectus and proxy statement is available free of charge at www.eaglepointincome.com or upon request by calling (844) 810-6501.

Officers

Information regarding our officers who are not directors is as follows:

Name, Address[1] and Age	Positions Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years

Kenneth P. Onorio Age: 56	Chief Financial Officer and Chief Operating Officer	Since inception

Chief Financial Officer of Eagle Point Credit Company Inc. since July 2014 and Chief Operating Officer of Eagle Point Credit Company Inc. since November 2014; Chief Financial Officer and Chief Operating Officer of Eagle Point Institutional Income Fund since January 2022; Chief Financial Officer and Chief Operating Officer of Eagle Point Enhanced Income Trust since August 2023; Chief Financial Officer of Eagle Point Credit Management (including certain affiliated advisers, such as the Adviser) since July 2014; Chief Operating Officer of Eagle Point Credit Management (including certain affiliated advisers, such as the Adviser) since August 2014.

Nauman S. Malik Age: 43	Chief Compliance Officer	Since inception	Chief Compliance Officer of Eagle Point Credit Company Inc. since September 2015, Eagle Point Institutional Income Fund since January

2022, and Eagle Point Enhanced Income Trust since August 2023; General Counsel of Eagle Point Credit Management (including certain affiliated advisers, such as the Adviser) since June 2015; Chief Compliance Officer of the Adviser from October 2018 to March 2020 and Eagle Point Credit Management from September 2015 to March 2020.

Courtney B. Fandrick Age: 41	Secretary	Since inception

Chief Compliance Officer of Eagle Point Credit Management (including certain affiliated advisers, such as the Adviser) since April 2020; Secretary of Eagle Point Credit Company Inc. since August 2015, Eagle Point Institutional Income Fund since January 2022, and Eagle Point Enhanced Income Trust since August 2023; Deputy Chief Compliance Officer of the Adviser from October 2018 to March 2020 and Eagle Point Credit Management from December 2014 to March 2020.

[1]	The business address of each of our officers is c/o Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.
[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Director and Officer Compensation

Our independent directors received compensation from the Company in the amounts set forth in the following table during the fiscal year ended December 31, 2023.

Name	Aggregate Compensation from the Company[1,2]

Scott W. Appleby	$65,000
Kevin F. McDonald	$60,000
Paul E. Tramontano	$60,000
Jeffrey L. Weiss	$70,000
TOTAL	$255,000*

* Reflects $32,500, $30,000, $30,000, and $35,000 relating to the year ended December 31, 2022 that was payable to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss as of December 31, 2022, respectively, and paid during the year ended December 31, 2023; does not reflect $127,500 relating to the year ended December 31, 2023 that was paid during the month ended January 31, 2024, which amount was comprised of $32,500, $30,000, $30,000, and $35,000 paid to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss, respectively.

[1]	For a discussion of the independent directors’ compensation, see below.
[2]	The Company does not maintain a pension plan or retirement plan for any of our directors.

As compensation for serving on the Board, each independent director receives an annual fee of $60,000, as well as reasonable out-of-pocket expenses incurred in attending Board and committee meetings. The chairman of the audit committee receives an additional annual fee of $10,000 and the chairman of the nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities.

No compensation is, or is expected to be, paid by us to our directors who are “interested persons” of us, as such term is defined in the 1940 Act, or to our officers. Our officers are compensated by the Adviser or one of its affiliates, as applicable.

We have entered into an Administration Agreement pursuant to which Eagle Point Administration LLC, our administrator (“Eagle Point Administration”), performs, or arranges for the performance of, our required administrative services, among other things. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees

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and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. The Administration Agreement will remain in effect if approved by the Board, including by a majority of our independent directors, on an annual basis. The Administration Agreement was most recently approved by the Board in May 2023.

Stockholder Meeting Information

An annual meeting of stockholders of the Company was held on May 11, 2023. At the meeting, the two nominees for re-election as Class III directors, Thomas P. Majewski and Kevin F. McDonald, were each elected to serve as a director for a term expiring at the Company’s 2026 annual meeting or until his successor is duly elected and qualified. A discussion regarding the voting at such meeting is available in our Semiannual Report for the period ended June 30, 2023. A copy of the Semiannual Report is available free of charge at www.eaglepointincome.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Investment Advisory Agreement

Subject to the overall supervision of our Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in our Semiannual Report for the period ended June 30, 2023. A copy of the Semiannual Report is available free of charge at www.eaglepointincome.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s pre-effective amendment to its registration statement on Form N-2 filed on June 28, 2023 with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2023 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing, which can be found on the SEC’s website (www.sec.gov). The Company also makes this information available on its website at www.eaglepointincome.com.

Tax Information

For the tax year ended December 31, 2023, the Company recorded distributions on our common stock equal to $1.98 per share or $18.1 million.

Privacy Notice

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Income Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with

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federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Income Management, LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (203) 340-8510 or (844) 810-6501.

We will review this policy from time to time and may update it at our discretion.

 *                   *                   *

End of Annual Report. Back Cover Follows.

EAGLE POINT
INCOME COMPANY

Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointincome.com

© Eagle Point Income Company Inc. All rights reserved.

Item 2. Code of Ethics

As of the end of the period covered by this report, Eagle Point Income Company Inc. (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3. Audit Committee Financial Expert

The registrant’s board of directors has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of directors has determined that Jeffrey L. Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2022 and December 31, 2023 were $168,000 and $186,500, respectively.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended December 31, 2022 and December 31, 2023 were $224,000 and $209,000, respectively. These fees include audit-related services in connection with the registrant’s “at the market” common stock and preferred stock issuance program, the filing of its registration statement for a committed equity facility and the issuance of 7.75% Series B Term Preferred Stock due 2028

(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended December 31, 2022 and December 31, 2023 were $67,685 and $97,391, respectively. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice

(d)	All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by KPMG in the fiscal years ended December 31, 2022 and December 31, 2023 were $0 and $0, respectively.

(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) None of the independent accountant’s expenses described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X as all such expenses were pre-approved by the Audit Committee.

(f)	Not Applicable

(g)	For the fiscal years ended December 31, 2022 and December 31, 2023, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $291,685 and $306,391, respectively. For the years ended December 31, 2022 and December 31, 2023, these fees were for the services rendered in connection with tax compliance, tax advice, tax planning, the registrant’s “at the market” common stock and preferred stock issuance program, the filing of its registration statement for a committed equity facility, and the offering of 7.75% Series B Term Preferred Stock. These fees exclude any fees paid by Eagle Point Credit Management LLC and its affiliates

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrant

(a)	The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Jeffrey L. Weiss (chair), Scott Appleby, Kevin McDonald and Paul Tramontano.

(b)	Not applicable.

Item 6. Investments

(a)	A schedule of investments is included in the Company’s report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent directors, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s stockholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s stockholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Income Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 8. Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of December 31, 2023.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”).

Our executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the senior investment team, have several conflicts of interest as a result of the other activities in which they engage. The Adviser is affiliated with other entities engaged in the financial services business. Also, under a personnel and resources agreement, Eagle Point Credit Management LLC makes available certain personnel and resources, including portfolio managers and investment personnel, to the Adviser as the Adviser may determine to be reasonably necessary to the conduct of its operations. These relationships may cause the Adviser’s and certain of its affiliates’ interests, and the interests of their officers and employees, including the senior investment team, to diverge from the registrant’s interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in the registrant’s best interest. The Adviser has entered into, and may in the future enter into additional, business arrangements with certain of the registrant’s stockholders. In such cases, such stockholders may have an incentive to vote shares held by them in a manner that takes such arrangements into account.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser or an affiliate. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates hold, and may in the future be allocated, certain investments in collateralized loan obligations (“CLOs”), such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliates will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant. In such cases, such conflicts may not be resolved in a manner that is always or exclusively in our best interests.

In addition, certain of the Adviser’s affiliates (and the investment funds that they manage) may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with the registrant. The registrant’s executive officers and Directors, as well as other current and potential future affiliated persons, officers and employees of the Adviser and certain of its affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that the registrant pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common stockholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons are also committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. Certain of the Adviser’s and its affiliates’ senior personnel and ultimate managers serve and may serve as officers, directors, managers or principals of other entities that operate in the same or a related line of business as the Adviser, and its affiliates, or that are service providers to firms or entities such as the Adviser, the registrant, CLOs or other similar entities. Accordingly, such persons may have obligations to investors in those entities the fulfillment of which may not be in the registrant’s best interest. In addition, certain of such persons hold direct and indirect personal investments in various companies, including certain investment advisers and other operating companies, some of which do or may provide services to the Adviser, the registrant, or other accounts serviced by the Adviser or its affiliates, or to any issuer in which the registrant may invest. The registrant may pay fees or other compensation to any such operating company or financial institution for services received. Further, these relationships may result in conflicts of interest that may not be foreseen or may not be resolved in a manner that is always or exclusively in the registrant’s best interest. As a result of these separate business activities and payment structures, the Adviser and the portfolio managers have conflicts of interest in allocating management time, services and functions among the registrant and its affiliates and other business ventures or clients.

As a fiduciary, the Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser and Eagle Point Credit Management LLC have adopted and reviewed policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser and Eagle Point Credit Management LLC may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s and Eagle Point Credit Management LLC’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. In addition, an account managed by the Adviser, such as the registrant, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser and Eagle Point Credit Management. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account, including the registrant, will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s employees, officers and directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so is consistent with the 1940 Act, applicable SEC exemptive rules, interpretations or guidance, or the terms of the registrant’s exemptive order (discussed below), as applicable. The registrant’s affiliations may require it to forgo attractive investment opportunities.

The registrant may co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of the Adviser’s affiliates subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant is able to rely on the exemptive relief granted by the SEC to Eagle Point Credit Management LLC and certain of its affiliates to participate in certain negotiated co-investments alongside other accounts managed by Eagle Point Credit Management LLC or certain of its affiliates, including Eagle Point Credit Company Inc. and Eagle Point Institutional Income Fund, subject to certain conditions, including that (i) a majority of the registrant’s directors who have no financial interest in the transaction and a majority of the registrant’s directors who are not interested persons, as defined in the 1940 Act, of the registrant approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. The Adviser may determine not to allocate certain potential co-investment opportunities to the registrant after taking into account regulatory requirements or other considerations. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”). The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The registrant’s Directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).

Mr. Majewski is the Founder and Managing Partner of the Adviser. He manages the Adviser and its affiliates (“Eagle Point” or the “firm”) and oversees all of the firm’s investment offerings. Mr. Majewski is Chairman of the firm’s Investment Committee.

Mr. Majewski has over 28 years of experience in credit and structured finance. He led the creation of some of the earliest refinancing CLOs, pioneering techniques that are now commonplace in the market. Prior to founding Eagle Point in 2012, Mr. Majewski held leadership positions within the fixed income divisions at J.P. Morgan, Merrill Lynch, Bear Stearns, and Royal Bank of Scotland. He was the US Country Head at AMP Capital/AE Capital, where he oversaw a diverse portfolio of credit and other private investments on behalf of Australian investors. Mr. Majewski began his career in the securitization group at Arthur Andersen.

Mr. Majewski also serves as a director and Chief Executive Officer of Eagle Point Credit Company; director, Chairman and Chief Executive Officer of Eagle Point Income Company; and trustee, Chairman and Chief Executive Officer of Eagle Point Enhanced Income Trust.

Mr. Majewski holds a BS in Accounting from Binghamton University.

Daniel W. Ko, Principal and Portfolio Manager (Since December 2012).  Mr. Ko is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Ko has over 17 years of experience in structured finance. Prior to joining Eagle Point in 2012, he was a Vice President in Bank of America’s (f/k/a Bank of America Merrill Lynch) CLO structuring group, where he modeled cash flows, negotiated terms with debt and equity investors, and coordinated the rating process. Mr. Ko was also responsible for exploring non-standard structuring initiatives, including financing trades with dynamic leverage, emerging market CBOs and European CLOs. Earlier, he managed their legacy CLO, TruPS CDO, and ABS CDO portfolios and started in their CDO/CLO structuring group.

Mr. Ko holds a BS in Finance and Accounting, magna cum laude, from The Wharton School of the University of Pennsylvania..

Daniel M. Spinner (CAIA), Principal and Portfolio Manager (Since February 2013).  Mr. Spinner is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Spinner has over 27 years of experience in credit and advising, financing, and investing in alternative asset management firms and funds. He has been involved in the credit markets for the majority of his career. Prior to joining Eagle Point in 2013, Mr. Spinner oversaw the Private Equity, Special Opportunities Credit, and Real Estate allocations for the 1199SEIU Benefit and Pension Funds. He was also a Managing Director in the Financial Institutions Group at Bear Stearns focused on alternative asset managers, and a co-founder and President of Structured Capital Partners (a financial holding company formed to invest in CLO and structured credit managers). Mr. Spinner started his career in the Financial Institutions Group at Chase Manhattan Bank.

Mr. Spinner holds a BA in Business Management, summa cum laude, from Gettysburg College and an MBA from Columbia Business School.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2023. Among the accounts listed below, three of the “Registered Investment Companies” (with total assets of $1,056.3), eight of the “Other Pooled Investment Vehicles” (with total assets of $2,645.3) and 32 of the “Other Accounts” (with total assets of $2,072) are subject to a performance fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	3	$1,056.3	13	$3,283.8	61	$5,265.2
Daniel W. Ko	3	$1,056.3	13	$3,283.8	61	$5,265.2
Daniel M. Spinner	3	$1,056.3	13	$3,283.8	61	$5,265.2

* Total Assets are estimated and unaudited and may vary from final audited figures. Total assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio manager so as to avoid double counting.

Compensation.

Investment professionals of the Adviser are paid out of the total revenues of the Adviser and certain of its affiliates, including Eagle Point Credit Management LLC, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation is structured so that key professionals benefit from strong investment performance generated on accounts that the Adviser and such affiliates manage and from their longevity with the Adviser and its affiliates. Each member of the senior investment team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s ultimate board of managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and its affiliates, and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the registrant’s common stock which are owned beneficially by each portfolio manager as of December 31, 2023. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Thomas P. Majewski	$100,001-$500,000
Daniel W. Ko	$50,001-$100,000
Daniel M. Spinner	$100,001-$500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activity during the fiscal year ended December 31, 2023.

Item 13. Exhibits

(a) (2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

(c)	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT INCOME COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer
Date:	February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)
Date:	February 22, 2024

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)
Date:	February 22, 2024